AGREEMENT OF PURCHASE AND SALE THIS AGREEMENT OF PURCHASE AND SALE (this “Agreement”) is made and entered into as of August 2, 2019 (the “Effective Date”), by and among HOUSTON PORTFOLIO, LLC, a Delaware limited liability company (“Seller”), and HARTMAN vREIT XXI OPERATING PARTNERSHIP L.P. a Texas Limited Partnership or its assignee, (“Buyer”). R E C I T A L S Seller desires to sell, and Buyer desires to buy, the “Property” (as hereinafter defined) on the terms and conditions hereinafter set forth. NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows: 1. Certain Defined Terms. As used herein: 1.1 “Appurtenances” shall mean, as to the “Land” (as hereinafter defined), all easements and licenses benefitting the Land; all streets, alleys and rights of way, open or proposed, in front of or adjoining or servicing all or any part of the Land; all strips and gores in front of or adjoining all or any part of the Land; all development rights, air rights, wind rights, water, water rights, riparian rights, and water stock relating to the Land; and all other rights, benefits, licenses, interests, privileges, easements, tenements and hereditaments appurtenant to the Land or used in connection with the beneficial use and enjoyment of the Land or the Improvements in anywise appertaining to the Land or the Improvements. 1.2 “Closing Date” shall mean the date on which the “Closing” (as hereinafter defined) occurs hereunder, which date shall be on September 23, 2019, unless extended as hereinafter provided or otherwise agreed in writing by the parties. Buyer shall have the right and option to extend the Closing Date for a period no greater than thirty (30) days, upon notice to Seller of such extension and payment to the Escrow Agent of One Hundred Thousand and No/100ths Dollars ($100,000.00) (the “Extension Deposit”), such notice to be given and Extension Deposit to be received at least two (2) Business Days before the then effective Closing Date. The Extension Deposit shall be a part of, and administered in the same way as, the Deposit. 1.3 “Closing Document” shall mean any certificate, instrument or other document to be executed by a party or an affiliate of a party and delivered at or in connection with the Closing pursuant to this Agreement. 1.4 “Deposit” shall mean Four Hundred Twenty Five Thousand and No/100ths Dollars ($425,000), together with all interest thereon, and, if applicable, the Extension Deposit. 1.5 “Due Diligence Materials” shall mean all documents, materials, data, analyses, reports, studies and other information pertaining to or concerning Seller, the Property or the purchase of the Property as set out on Exhibit C attached hereto and incorporated herein by this reference and any documents that, have been delivered to or made available for review by 1

Buyer or any of its agents, employees or representatives, including (a) all documents, materials, data, analyses, reports, studies and other information made available to Buyer or any of its agents, employees or representatives for review through an on-line data website, and (b) all information disclosed in the real estate records of the applicable jurisdiction in which the Property are located, but in all cases excluding the “Excluded Materials” (as defined below) except to the extent any Excluded Materials are actually delivered or made available to Buyer or any of its agents, employees or representatives. 1.6 “Due Diligence Period” shall mean the period commencing on the later of (i) July 8, 2019 or (ii) the date of mutual execution of an Access Agreement between Seller and Buyer, and expiring at 5:00 P.M. Central Time on August 22, 2019. 1.7 “Environmental Laws” shall mean, each and every federal, state, county and municipal statute, ordinance, rule, regulation, code, order, requirement, directive, binding written interpretation and binding written policy pertaining to Hazardous Materials issued by any authorities and in effect as of the Effective Date with respect to or which otherwise pertains to or affects the Property, or any portion thereof, the use, ownership, occupancy or operation of the Property, or any portion thereof, or Buyer, and as the same have been amended, modified or supplemented from time to time prior to the effective date, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), the Hazardous Substances Transportation Act (49 U.S.C. § 1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), as amended by the Hazardous and Solid Wastes Amendments of 1984, the Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Clean Water Act (33 U.S.C. § 1321 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Solid Waste Disposal Act (42 U.S.C. § 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. § 11001 et seq.), the Radon Gas and Indoor Air Quality Research Act of 1986 (42 U.S.C. § 7401 et seq.), the National Environmental Policy Act (42 U.S.C. § 4321 et seq.), the Superfund Amendment Reauthorization Act of 1986 (42 U.S.C. § 9601 et seq.), the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), and any and all rules and regulations which have become effective prior to the Effective Date under such statutes. 1.8 “Escrow Period” shall mean the period from (and including) the Effective Date until the earlier of the Closing or termination of this Agreement. 1.9 “Excluded Materials” shall mean of the following to the extent not otherwise included in Exhibit C: (i) any appraisals, analyses or other economic evaluations of, or projections with respect to, all or any portion of the Property (whether prepared internally or by consultants), including, without limitation, budgets, prepared by or on behalf of a Seller or any affiliate of a Seller or any other party, (ii) any documents, materials or information which are subject to attorney and accountant work product or attorney/client or similar privilege, which constitute attorney communications with respect to the sale of the Property by Seller, (iii) any information which a Seller, in good faith, considers proprietary, including, without limitation any documents or information concerning a Seller itself and its constituent members, (iv) any property conditional reports or assessments, (v) any environmental reports, and (vi) any information which is subject to any confidentiality obligations. 2

1.10 “Existing Lease” means a Lease (as hereinafter defined) in existence as of the Effective Date. 1.11 “Governmental Entity” shall mean any federal, state, provincial, municipal or local government or other political subdivision, governmental, quasi-governmental, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal, or judicial body. 1.12 “Hazardous Materials” shall mean (a) asbestos, radon gas and urea formaldehyde foam insulation, (b) any solid, liquid, gaseous or thermal contaminant, including smoke vapor, soot, fumes, acids, alkalis, chemicals, petroleum products or byproducts, polychlorinated biphenyls, phosphates, lead or other heavy metals and chlorine, (c) any solid or liquid waste (including hazardous waste), hazardous air pollutant, hazardous substance, hazardous chemical substance and mixture, toxic substance, pollutant, pollution, regulated substance and (d) any other chemical, material or substance, the use or presence of which, or exposure to the use or presence of which, is prohibited, limited or regulated by any Environmental Laws. 1.13 “Improvements” shall mean the improvements, buildings, structures, parking areas and fixtures located upon the Land. 1.14 “Intangible Property” shall mean, as to the Land, the Improvements and the Personal Property, all Leases of any portion of the Property, and to the extent the following items are assignable and relate solely to the Land, the Improvements and the Personal Property, all Service Agreements (as hereinafter defined) that are to be assumed by Buyer at the Closing as provided in this Agreement, and all Licenses and Permits (as hereinafter defined). 1.15 “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any corresponding provisions of succeeding law and any regulations, rulings and guidance issued by the Internal Revenue Service. 1.16 “Land” shall mean the land described on Exhibit “A” attached hereto and incorporated herein by this reference. 1.17 “Laws” shall mean any binding domestic or foreign laws, statutes, ordinances, rules, resolutions, regulations, codes or executive orders enacted, issued, adopted, promulgated, applied, or hereinafter imposed by any Governmental Entity, including building, zoning and Environmental Laws, as to the use, occupancy, rental, management, ownership, subdivision, development, conversion or redevelopment of the Property. 1.18 “Lease” shall mean collectively, (x) the leases, amendments and modifications listed on Exhibit “H” (the “Lease Exhibit”), and (y) the New Leases (as hereinafter defined), including amendments. 1.19 “Leasing Costs” shall mean, with respect to a particular Lease, all capital costs, expenses incurred for capital improvements, equipment, painting, decorating, partitioning and other items to satisfy the initial construction obligations of the landlord under such Lease (including any expenses incurred for legal, architectural or engineering services in respect of the foregoing), “tenant allowances” in lieu of or as reimbursements for the foregoing items, payments 3 made for purposes of satisfying or terminating the obligations of the tenant under such Lease to the landlord under another lease (i.e., lease buyout costs), costs of base building work, free rent and other similar inducements, relocation costs, temporary leasing costs, leasing commissions, brokerage commissions, legal, design and other professional fees and costs, in each case, to the extent the landlord under such Lease is responsible for the payment of such cost or expense. 1.20 “Licenses and Permits” shall mean all of Seller’s right, title and interest, to the extent assignable, in and to licenses, permits, certificates of occupancy, approvals, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any Governmental Entity having jurisdiction over the Property, or any portion thereof, exclusively in connection with the Property, together with all renewals and modifications thereof. 1.21 “Liens” shall mean any liens, mortgages, deeds of trust, pledges, security interests or other encumbrances securing any debt or obligation. 1.22 “National Service Contract” shall mean any contract to which Seller or its affiliate is a party that provides for services to the Property. 1.23 “New Leases” shall mean, collectively, any Leases entered into with respect to any portion of the Property on or after the Effective Date in accordance with the terms of this Agreement. 1.24 “Personal Property” shall mean, as to the Land and Improvements, tangible personal property owned by Seller and located on, and used exclusively in connection with, the Land and Improvements including all building materials, supplies, hardware, carpeting and other inventory located on or in the Land or Improvements and maintained in connection with the ownership and operation thereof, but excluding computer software; all furniture, furnishings, fixtures, equipment, vehicles, tools and tangible personal property of every kind and description owned or leased (other than from Seller or its managing agent) by any of the Tenants (as hereinafter defined); any other personal property listed on Exhibit “B”; and the Reserved Company Assets (as hereinafter defined). 1.25 “Property” shall mean the land described on Exhibit “A”. The Property includes all of Seller’s right, title and interest in the (a) Appurtenances, (b) the Improvements, (c) the Personal Property and (d) the Intangible Property, inclusive. 1.26 “Reserved Company Assets” shall mean the following assets of Seller as of the Closing Date: all cash, cash equivalents (including certificates of deposit), reserves, deposits held by third parties (e.g., utility companies), accounts receivable and any right to a refund or other payment relating to a period prior to the Closing, including any real estate tax refund (subject to the prorations hereinafter set forth), bank accounts, claims or other rights against any present or prior partner, member, employee, agent, manager, officer or director of Seller or its direct or indirect partners, members, shareholders or affiliates, any refund in connection with termination of Seller’s existing insurance policies, all contracts between Seller and any law firm, accounting firm, property manager, leasing agent, broker, environmental consultants and other consultants and appraisers entered into prior to the Closing, any proprietary, privileged or confidential materials (including any materials relating to the background or financial condition of a present or 4 prior direct or indirect partner or member of Seller), the internal books and records of Seller relating, for example, to contributions and distributions prior to the Closing, any software, and any trademarks, trade names, brand marks, brand names, domain names, social media sites (such as Facebook or Twitter), trade dress or logos relating thereto, any development bonds, letters of credit or other collateral held by or posted with any Governmental Entity or other third party with respect to any improvement, subdivision or development obligations concerning the Property or any other real property, and any other intangible property that is not used exclusively in connection with the Property. 1.27 “Security Deposits” shall mean, subject to the terms of the respective applicable Leases, all security deposits paid to a Seller, as landlord, and not applied, to the extent attributable to the Property or a portion thereof (together with any interest which has accrued thereon, but only to the extent such interest has accrued for the account of the Tenant). 1.28 “Tenant” shall mean a tenant of the Property having the right to use or occupancy at the Property pursuant to a Lease or a Non-Space Lease. 1.29 “Title Company” shall mean First American Title Insurance Company. 2. Purchase and Sale. Upon the terms and conditions hereinafter set forth, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Property. The transaction described in this Agreement is a portfolio sale involving the sale of all, or less than all, of the Property to Buyer. 3. Purchase Price. The purchase price (the “Purchase Price”) for the Property shall be Twenty Million Seven Hundred Seventy-Five Thousand and No/100ths Dollars ($20,775,000). The Purchase Price shall be paid to Seller by Buyer as follows: 3.1 Deposit. (a) Within three (3) Business Days after the mutual execution and exchange of this Agreement, Buyer shall deliver, by Federal Reserve wire transfer of immediately available funds, the Deposit to First American Title Insurance Company (the “Escrow Agent”), at its offices at 666 Third Avenue, New York, New York 10017, Attention: Jennifer D. Panciera (Telephone: (212) 850-0653; E-mail: JPanciera@firstam.com). (b) The Escrow Agent shall hold the Deposit in escrow in an interest- bearing account in accordance with Section 10.21 hereof. Except as otherwise specifically provided herein, the Deposit shall be non-refundable to Buyer. 3.2 Closing Payment. The Purchase Price, as adjusted by the application of the Deposit and by the prorations and credits specified herein, shall be paid by wire transfer of immediately available federal funds (through the escrow described in Section 5) as and when provided in Section 5.2.2 and in the “Escrow Instructions” (as hereinafter defined). The amount to be paid under this Section 3.2 is referred to herein as the “Closing Payment”. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at closing Buyer shall assume and perform all obligations under all (i) Leases (including all covenants and obligations relating to the Security Deposits), (ii) Service Agreements to the extent accepted by Buyer and (iii) Licenses and Permits. The provisions of this Section 3.3 shall survive the Closing. 5

3.4 No Finance Contingency. Buyer expressly agrees and acknowledges that Buyer's obligations hereunder are not in any way conditioned upon or qualified by Buyer's ability to obtain financing of any type or nature whatsoever (i.e., whether by way of debt financing or equity investment, or otherwise) to consummate the transaction contemplated hereby however, Buyer is permitted to obtain financing and Seller will cooperate with Buyer and Buyer's lender with respect to same but such cooperation shall not constitute a waiver of Buyers rights as set forth herein nor deemed a modification thereof. 4. Conditions Precedent. The obligation of Buyer to acquire the Property as contemplated by this Agreement is subject to satisfaction (or waiver by Buyer) of all of the conditions precedent for the benefit of Buyer set forth in Sections 4.1, 4.2, and 4.5.3 herein or expressly provided elsewhere in this Agreement, any of which may be waived prior to the Closing only in writing by Buyer. The obligation of Seller to transfer the Property as contemplated by this Agreement is subject to satisfaction (or waiver by Seller) of all of the conditions precedent for the benefit of Seller set forth in Sections 4.3 and 4.4 herein or expressly provided elsewhere in this Agreement, any of which may be waived prior to the Closing only in writing by Seller. If any of such conditions is not fulfilled (or waived in writing) pursuant to the terms of this Agreement, then the party in whose favor such condition exists may terminate this Agreement and, in connection with any such termination made in accordance with this Section 4, Seller and Buyer shall be released from further obligation or liability hereunder (except for those obligations and liabilities that expressly survive such termination), and the Deposit shall be disposed of in accordance with Section 9. However, the Closing shall constitute a waiver of all conditions precedent. 4.1 Performance by Seller. The performance and observance, in all material respects, by Seller of all covenants and agreements of this Agreement to be performed or observed by Seller prior to or on the Closing Date and the delivery of all documents as set out in subsection 5.2.1 shall be a condition precedent to Buyer’s obligation to purchase the Property. 4.2 Seller’s Representations and Warranties. The obligation of Buyer to close the transactions contemplated by this Agreement is subject to the truth, in all material respects, of the representations and warranties of Seller set forth in this Agreement, as of the Closing Date, as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), excluding, however, any matter or change that does not, in Buyer’s reasonable discretion, materially and adversely affect the Property or Seller’s ability to consummate the transactions contemplated herein and is (1) expressly permitted or contemplated by the terms of this Agreement or (2) known to Buyer prior to the expiration of the Due Diligence Period. 4.3 Performance by Buyer. The performance and observance, in all material respects, by Buyer of all covenants and agreements of this Agreement to be performed or observed by it prior to or on the Closing Date shall be a condition precedent to Seller’s obligation to sell the Property, including, without limitation: (a) Seller shall have received all of the documents required to be delivered by Buyer under Section 5.2.2; (b) Seller shall have received the Purchase Price in accordance with Section 2.2 and all other amounts due to Seller hereunder; (c) no order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any Governmental Entity shall be in effect as of the Closing which restrains or prohibits the transfer of the Property or the consummation of any other 6 transaction contemplated hereby; (d) no action, suit or other proceeding shall be pending which shall have been brought by a person that is not a Seller or an affiliate of Seller to restrain, prohibit or change in any material respect the transactions contemplated under this Agreement. 4.4 Representations and Warranties of Buyer. The obligation of Seller to close the transactions contemplated by this Agreement is subject to the truth, in all material respects, of the representations and warranties of Buyer set forth in this Agreement, as of the Closing Date, as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date). 4.5 Title Matters. 4.5.1 Title Report; Survey. Buyer hereby acknowledges that Seller has delivered or will make available to Buyer: (i) a copy of a preliminary title report or commitment for title insurance from Title Company covering the Property (collectively, the “Preliminary Title Report”), and (ii) a copy of the most recent existing survey in Seller’s possession relating to the Property (collectively, the “Survey”). Except as expressly set forth in this Agreement, all title exceptions and matters set forth in the Preliminary Title Report and on the Survey shall be deemed Permitted Exceptions and are hereby approved by Buyer. Buyer is solely responsible for obtaining any updated title commitments, surveys, or any other title related matters Buyer desires with respect to the Property. Buyer acknowledges that Seller has advised Buyer that it should either obtain an abstract covering the Property examined by an attorney of Buyer’s selection, or Buyer should be furnished with or obtain a title policy in connection with its purchase of the Property. 4.5.2 Seller’s Liens. Notwithstanding the foregoing provisions of this Section 4.5, Seller shall be obligated to take (and hereby covenants to take) such actions as may be reasonably required by Title Company so that Title Company is willing to issue title insurance to Buyer without exception for (i) any Liens securing any existing mortgage or deed of trust financing obtained or assumed by Seller or its affiliate that encumbers all or any portion of the Property as of the Effective Date, (ii) any Liens securing any other mortgage or deed of trust financing voluntarily obtained by Seller after the Effective Date and prior to the Closing, and (iii) any other mechanics’ liens or materialmens’ liens arising from any work or improvements at the Property ordered or authorized by Seller that encumber the Property on the Closing Date (other than liens or claims arising from Buyer’s due diligence reviews or inspections hereunder). 4.5.3 Permitted Exceptions to Title. Buyer’s obligation to purchase the Property is subject to the condition precedent that, at the Closing, the Title Company shall have irrevocably committed to issue the standard promulgated form T-1 Owner’s Title Insurance Policy (in promulgated form) (the “Owners’ Policy”) upon the Closing. Buyer shall be obligated to accept title to the Property, subject to the following exceptions to title (the “Permitted Exceptions”): (a) Real estate taxes and assessments not yet delinquent; (b) The T-1 standard printed exceptions, exclusions and conditions if any, which appear in a standard promulgated form T-1 Owners Title Insurance Policy issued by Title Company in the state in which a Property is located; 7

(c) The Leases; (d) Such other exceptions as the Title Company shall commit to omit or insure over, whether such insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise (subject to the terms of this Agreement); (e) Subject to the adjustments provided for herein, any service, installation, connection or maintenance charge due after Closing and charges for sewer, water, electricity, telephone, cable television, gas or other utility; (f) Easements and laws, regulations, resolutions or ordinances, including, without limitation, building, zoning and environmental protection, as to the use, occupancy, subdivision, development, conversion or redevelopment of the Property currently or hereafter imposed by any Governmental Entity; (g) Mechanic’s liens and notices of commencement as a result of work contracted for by Seller which is ongoing, the cost of which is adjusted for as set forth herein; (h) the rights of the holders, if any, of any mineral rights; (i) the rights of tenants in possession, as tenants only; (j) matters affecting the condition of title to the Property created by or with the written consent of Buyer; and (k) Such other exceptions to title or survey exceptions as may be approved or deemed approved by Buyer pursuant to the above provisions of this Section 4.5, or as otherwise expressly permitted under this Agreement, or any exceptions resulting from the acts of Buyer or its consultants, employees, agents or representatives. Conclusive evidence of the availability of such Owner’s Policy shall be the irrevocable commitment of Title Company to issue to Buyer on the Closing Date a standard form T-1 Owner’s Title Insurance Policy issued by Title Company in the State of Texas, (in the face amount of the Purchase Price, which policy shall show (i) title to the Land and Improvements to be vested of record in Buyer, and (ii) the Permitted Exceptions to be the only exceptions to title. Notwithstanding any provision to the contrary contained in this Agreement or any of the Closing Documents, any or all of the Permitted Exceptions may be omitted by Seller in its “Deed” (as defined below) without giving rise to any liability of Seller, irrespective of any covenant or warranty of Seller that may be contained or implied in the applicable Deeds (which provisions shall survive the Closing and not be merged therein). 4.5.4 Endorsements to Owner’s Policy. It is understood that Buyer may request a number of endorsements to the Owner’s Policy and the issuance of such endorsements shall not be a condition to Closing. 8

4.5.5 Buyer shall have 10 business days after receipt of the Title Commitment (the “Buyer’s Title Review Period”) within which to examine the Title Commitment and to notify Seller in writing of objections to specific matters identified on Schedules A or B thereof. If Buyer fails to so notify Seller of objections to the matters described in Schedules A, B or C of the Title Commitment, the contents of such schedules shall be deemed accepted. If Buyer timely notifies Seller of objections to specific title matters within the Buyer’s Title Review Period, Seller shall have 10 business days after receipt of Buyer’s notification (the “Title Objection Response Period”) to notify Buyer that Seller shall cause the objections to title to be removed, corrected, remedied or insured over by procuring appropriate endorsements to the Title Policy on or before the Closing Date; however, Seller shall have no obligation to incur costs to cure, correct or remedy any title objections. If Seller does not give Buyer notice of its election to remedy any such title objections within the Title Objection Response Period, Seller shall be deemed to have elected not to remedy, correct, remove or provide endorsement to Buyer. If Seller does not elect to remedy, correct, remove or provide endorsement covering Buyer’s objections to title, Buyer shall have 5 business days after the earlier of receipt of notice from Seller to such effect or the end of the Title Objection Response Period (the “Title Election Period”) to elect either of the following as its sole remedy: 1. proceed with the purchase and acquire the Property subject to the exceptions to which Buyer objected without reduction in the Purchase Price; or 2. cancel the Escrow and this Agreement by written notice to Seller and Escrow Holder, in which case the remaining refundable portion of the Earnest Money Deposit and any interest accrued thereon shall be returned to Buyer; any escrow cancellation costs shall be equally borne by Seller and Buyer. If Buyer does give Seller notice of its election during the Title Election period, Buyer shall be deemed to have elected to proceed with the purchase of the Property subject to the terms and conditions hereof without reduction in the Purchase Price. 4.6 Due Diligence Reviews. Subject to the terms of this Section 4.6 and the rights of Tenants under the Leases, during the Due Diligence Period, Buyer shall have the right, at Buyer’s sole cost, risk, and expense, to perform and complete during normal business hours on a Business Day all of Buyer’s due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all Due Diligence Materials (“Due Diligence”). If Buyer delivers a written notice to Seller and Escrow Agent within the Due Diligence Period disapproving Buyer’s Due Diligence in Buyer’s sole and absolute discretion, this Agreement shall thereupon be automatically terminated, Buyer shall not be entitled to purchase the Property, Seller shall not be obligated to sell the Property to Buyer and the Parties shall be relieved of any further obligation to each other with respect to the Property. Notwithstanding anything to the contrary in this Agreement, Buyer’s failure to provide such notice of disapproval within the Due Diligence Period shall conclusively be deemed Buyer’s waiver of its right to terminate this Agreement pursuant to this Section 4.6 and election to proceed with the transaction set forth herein. Upon termination, Escrow Agent shall return all documents and funds, including the Deposit, to the Party who deposited same and no further duties shall be required of Escrow 9

Agent. If Buyer timely elects (or is deemed to have elected) to terminate its obligations hereunder as described above, then Buyer shall provide to Seller originals of all third party reports, studies and appraisals relating to the Property in its possession, without representation or warranty upon payment by Seller of the charges of any third party supplying the reports, studies or appraisals requested by Seller, if any. The foregoing obligation shall survive any termination of this Agreement. If prior to expiration of the Due Diligence Period, Buyer delivers written notice to Seller and Escrow Agent approving Buyer’s Due Diligence or Buyer fails to deliver written notice to Seller and Escrow Agent disapproving Buyer’s Due Diligence, then this Agreement shall remain in full force and effect. Subject to Section 4.6.1 and provided this Agreement has not been terminated prior to the Closing, Seller shall provide Buyer and its actual and potential investors, lenders and assignees, and their respective representatives, attorneys, accountants, consultants, surveyors, title companies, agents, employees, contractors, appraisers, architects and engineers (collectively, the “Licensee Parties”), with reasonable access during normal business hours on a Business Day to the Property (subject to the rights of tenants under the Leases) upon reasonable advance written notice (which shall in any event be at least 24 hours in advance). Reference is made to Section 8.1.3 herein and nothing contained in this Agreement shall be construed as a representation as to the content of any Due Diligence Materials that are provided to Buyer. 4.6.1 Review Standards. Buyer shall at all times conduct its due diligence reviews, inspections and examinations in a manner so as to not cause liability, damage, lien, loss, cost or expense (other than normal and customary costs or expenses incurred by Seller in facilitating Buyer’s due diligence investigations in accordance with the terms of this Agreement) to Seller or the Property and so as to not unreasonably interfere with or disturb any Tenant or Seller’s operation of the Property. Without limitation on the foregoing, in no event shall Buyer or any Licensee Parties: (a) conduct any intrusive or destructive physical testing (environmental, structural or otherwise) at the Property (such as soil borings, water samplings or the like) or take physical samples from the Property without Seller’s express written consent, which consent, as to such intrusive or destructive physical testing or sampling, may be given or withheld in Seller’s sole discretion (and Buyer shall in all events promptly return the Property to their prior condition and repair thereafter); (b) contact any consultant or other professional engaged by Seller, or contact any Tenant of the Property (or its representatives), in each case without Seller’s express written consent (which shall not be unreasonably withheld); or (c) contact any Governmental Entity having jurisdiction over the Property without Seller’s express written consent (which shall not be unreasonably withheld) other than ordinary contact normally associated with routine due diligence examinations that does not involve any discussions with governmental officials (except to the extent necessary to request records); or (d) contact any member or partner of Seller, in each case, without the prior written approval of Seller. Consents under clause (b), (c) or (d) above may be given by e-mail by Stephen Shaw (Telephone: (212) 906-3470; E-mail: sshaw@highbrookinvestors.com), or by such other individuals designated in a written notice or e- mail notice given by Seller to Buyer. Seller shall have the right, at Seller’s option, to cause a representative of Seller to be present at all inspections, reviews and examinations conducted hereunder. Buyer shall schedule any entry (by it or its Licensee Parties) onto the Property in writing and in advance with Seller, which shall be at least one (1) Business Day in advance and all such entries shall be during normal business hours on a Business Day. In the event of any termination hereunder, Buyer shall return all Due Diligence Materials furnished by Seller hereunder, and at Seller’s written request, if requested by Seller, Buyer shall, upon payment by Seller of the cost of any reports requested by Seller, promptly deliver to Seller true, accurate and 10 complete copies of any written reports relating to the Property prepared for or on behalf of Buyer its Licensee Parties. In connection with any permitted testing, sampling or other work performed hereunder, Buyer shall promptly dispose of (or cause to be disposed of), at its sole cost in accordance with all applicable Laws, any waste, samples or other materials generated or removed by Buyer or by its Licensee Parties arising from or in connection with the investigations, samplings or testing hereunder. Notwithstanding the provisions of this Section 4.6.1, Buyer shall keep the results of environmental testing confidential and shall not release the results of such testing to Seller without the prior written consent of Seller, or unless and until Buyer is legally compelled to make such disclosure under applicable laws or until Buyer consummates its purchase of the Property under this Agreement. To the fullest extent permitted by applicable law, all studies, data, reports, analyses, writings and communications, including, without limitation, any environmental reports, shall be generated by any consultant for the use by the attorneys of Buyer and Seller, shall be the work product of the respective attorneys of Buyer and Seller and shall constitute confidential attorney/client communications, and each party shall use its best efforts to ensure that such confidence and privilege is maintained. This Section 4.6.1 shall survive any termination of this Agreement. 4.6.2 Insurance Requirements. As a condition precedent to any entry onto the Property by Buyer or any of its Licensee Parties prior to the Closing, Buyer and all of its Licensee Parties shall carry (a) general liability insurance covering including premises/operations liability, broad form contractual liability, blanket owner’s and contractor’s liability and products/completed operations liability with no exclusion for environmental claims and the explosion, collapse and underground exclusions eliminated; with a combined limit of $5,000,000 for bodily injury and property damage and $2,000,000 per occurrence for contractual coverage, (d) automobile liability insurance in an amount not less than $1,000,000.00 covering all automobile and equipment owners and/or operated by Buyer and any of its agents and (e) where Buyer’s Licensee Party is acting as an environmental consultant or otherwise performing professional environmental services, a policy of environmental professional liability insurance, having minimum limits of $1,000,000 per occurrence with a $5,000,000 annual aggregate with no exclusion for pollution and/or environmental claims. All such insurance shall: (i) be primary so that no insurance of a Seller or any of the additional insureds shall be called upon to contribute to any loss; (ii) not be cancelled or materially modified without first giving Seller thirty (30) days’ advance written notice of cancellation or material modification; (iii) be issued by insurance companies reasonably acceptable to Seller; (iv) except where prohibited by law, contain provisions that the issuing insurance companies waive the rights of recovery or subrogation against Seller; and (v) in the case of the environmental professional liability policy references in clause (e) above, be maintained for at least two (2) years after the earlier of the Closing or the earlier termination of this Agreement if such policy is written on a claims-made basis. Before entering the Property pursuant to this Section 4.6.2, Buyer shall deliver copies of the policies or certificates of insurance issued by the insurance carrier(s) to Seller demonstrating compliance with the terms of this Section. In the event Buyer or any of its agents fails to procure or maintain the insurance requirements as set forth in this Section or such insurance is materially modified such that it does not meet or exceed the requirements herein, Seller shall have the right upon twenty-four (24) hours’ notice to immediately terminate this Agreement by written notice to Buyer, whereupon Buyer shall immediately cease all operations on the Property and promptly remove all Licensee Parties from the Property unless the subject insurance requirements are satisfied and evidence thereof delivered to Seller before the expiration of said twenty-four (24) hour notice. 11

4.6.3 Restoration/No Liens. Buyer shall promptly pay when due the costs of all entry and inspections and examinations done with regard to the Property and repair and/or restore the Property to the condition in which the same were found before any such entry upon the Property and inspection or examination was undertaken. Buyer shall not permit any mechanics’ or other liens to be filed against the Property as a result of labor or materials furnished in connection with its due diligence. If any such lien is filed against the Property as a result of the activities of Buyer or any of its Licensee Parties, then within ten (10) days after receipt of written demand from a Seller or any other notice of such lien, Buyer shall either cause the same to be discharged of record by payment of the claim or posting of a bond, or will take such other action as may be reasonably acceptable to protect Seller and the Property from all claims, actions, causes of action, suits, proceedings, costs, expenses (including, without limitation, reasonable attorneys’ fees), liabilities and damages, whether known or unknown, direct or indirect, absolute or contingent (collectively, “Losses”) arising from such lien. In the event Buyer fails to release any lien by payment, bond or otherwise as set forth herein, Seller may pay such amounts necessary to cause the release of the lien and Buyer shall promptly reimburse Seller one hundred ten percent (110%) of the amount so paid, in addition to Seller’s other costs (including, but not limited to attorneys’ fees) necessary to discharge the lien(s)). The provisions of this Section shall survive the Closing or, if the purchase and sale is not consummated, any termination of this Agreement. 4.6.4 Due Diligence Indemnity. To the greatest extent permitted by law, Buyer shall defend, indemnify, and hold harmless Seller and the Tenants from and against all Losses (whether arising out of injury or death to persons, damage to the Property the disclosure of confidential information, or otherwise) including, but not limited to, costs of remediation, restoration and other similar activities, mechanic’s and materialmen’s liens and attorneys’ fees, arising out of or in connection with Buyer’s due diligence, Buyer’s breach of its obligations under Section 4.6.5 or Buyer’s or any of its Licensee Parties’ entry upon the Property; provided, however, that Buyer shall not be liable for any damages incurred by Seller resulting from the mere discovery by Buyer of a pre-existing condition at or with regard to the Property; provided, however, that if Buyer proceeds with the acquisition of the Property after the expiration of the Due Diligence Period, then Buyer shall accept the Property with any such pre-existing conditions and assume all liabilities associated therewith. The provisions of this Section shall survive the Closing or, if the purchase and sale is not consummated, any termination of this Agreement. 4.6.5 Confidentiality. Buyer agrees that all Due Diligence Materials obtained by Buyer or any of its Licensee Parties in the conduct of its due diligence, including without limitation any Excluded Materials that Seller may have provided, shall be treated as confidential pursuant to Section 10.17 hereof and shall be used only to evaluate the acquisition of the Property from Seller. 4.7 Tenant Estoppel Certificates. Following the Effective Date, Seller shall prepare and deliver to all Tenants at the Property an estoppel certificate or other statement in the form required under Section 4.7.1 (“Tenant Estoppel Certificates”), and request each such tenant to execute and deliver the Tenant Estoppel Certificate to Seller, provided, however, that Seller need not send Tenant Estoppel Certificates to Tenants whose leased space consists entirely of areas subject to or covered by billboard, rooftop, telecommunications, or antenna lease or license (collectively, “Non-Space Leases”). Seller shall use commercially reasonable efforts to provide a Tenant Estoppel Certificate from those Tenants occupying 10,000 square feet or more of rentable 12 space and seventy percent (70%) of the remaining aggregate square footage actually leased in the Property (excluding the Non-Space Tenants) (the “Required Estoppel Threshold”). To the extent Seller is unable to satisfy the Required Estoppel Threshold, despite its commercially reasonable good faith efforts, Closing shall be delayed until such time as the Required Estoppel Threshold has been achieved, but not later than 60 days from the Closing Date. 4.7.1 Each Tenant Estoppel Certificate shall be substantially (i) in the form attached as Exhibit “J”; subject to the applicable Tenant’s reasonable changes, including changes to comply with the estoppel requirements in the applicable Lease (it being acknowledged and agreed that if a Lease provides for an estoppel certificate containing certain specified items and such other items as a party may “reasonably require”, then the delivery by the tenant under such Lease without any items other than the specified items shall be deemed to be the delivery of an estoppel certificate in compliance with the terms of such Lease), (ii) in the form prescribed by the terms of the applicable Lease, or (iii) if the Tenant is a regional or national Tenant, the form may also be the standard form generally used by such Tenant. In addition, any provisions of the applicable estoppel certificates respecting defaults, defenses, disputes, environmental matters, claims, offsets, credits, abatements, concessions and recaptures against rent and other charges may be limited to the actual knowledge of the applicable Tenant. Buyer’s failure to object to any Tenant Estoppel Certificate (or any information or provision therein) by written notice to Seller given within five (5) Business Days after Buyer’s receipt thereof (but not later than the Closing Date) shall be deemed to constitute Buyer’s acceptance and approval thereof. 4.7.2 Seller shall utilize commercially reasonable efforts to obtain Tenant Estoppel Certificates from the Tenant under each Lease (other than Non-Space Leases) at the Property (without the obligation to incur any material cost or liability in connection with such efforts or making any payments or granting any concessions under the Leases and without the obligation to declare any tenants in default under the Leases or to initiate any proceeding thereunder). As used in this Agreement, “commercially reasonable efforts” shall not include any obligation to institute or threaten legal proceedings, to declare or threaten to declare any person in default, to expend any monies or to cause any other person to do any of the same. 5. Closing Procedure. The closing (the “Closing”) of the sale and purchase herein provided shall occur on the Closing Date. 5.1 Escrow. The Closing shall be accomplished pursuant to escrow instructions (the “Escrow Instructions”) by and among Buyer, Seller and the Escrow Agent in the form of Exhibit “C”, which Buyer and Seller shall execute concurrently herewith. In addition, either party may provide additional or supplemental escrow instructions in connection with the Closing, as long as the same are not inconsistent with the Escrow Instructions or this Agreement. 5.2 Closing Deliveries. The parties shall deliver to the Escrow Agent the following: 5.2.1 Seller Deliveries. At least one (1) Business Day prior to the Closing Date, Seller shall deliver (or cause to be delivered) to the Escrow Agent the following: 13

(a) A duly executed and acknowledged original special warranty deed (the “Deed”) in the form of Exhibit “D”; (b) Two (2) counterparts of a duly executed original bill of sale, assignment and assumption agreement (a “Bill of Sale, Assignment and Assumption”) in the form of Exhibit “E”; (c) An original federal certificate of “non-foreign” status in the form required by Section 1445 of the Internal Revenue Code duly executed by Seller (or its affiliate, if applicable); (d) Unless Buyer and Seller mutually elect to deliver the same outside of escrow, duly executed notices to each of the Tenants under the Leases with respect to the Property (“Tenant Notices”), in the form of Exhibit “F”, which notices Buyer shall, at Buyer’s sole cost and expense, mail or deliver to each such tenant; (e) Unless Buyer and Seller mutually elect to deliver the same outside of escrow, duly executed notices to each of the vendors under any Service Agreement to be assumed by Buyer at Closing as provided in this Agreement (“Vendor Notices”), such Vendor Notices to be in such form(s) as are reasonably required by Seller, which notices Seller shall, at Seller’s sole cost and expense, mail to each such vendor by certified mail, return receipt requested; (f) A Seller Closing Certificate duly executed by Seller; (g) Evidence reasonably satisfactory to the Escrow Agent respecting the due organization of Seller and the due authorization and execution by Seller of this Agreement and the documents required to be delivered hereunder by Seller; (h) If required by Title Company, a title certificate in the form of Exhibit “G” to facilitate the issuance of any title insurance sought by Buyer in connection with the transactions contemplated hereby, but in no event shall Seller be obligated to provide any additional certificate, affidavit or indemnity in connection with such title insurance; and (i) Such additional documents as may be reasonably required by Buyer or the Escrow Agent in order to consummate the transactions hereunder (provided the same do not increase in any material respect the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein including, without limitation, any jurisdiction-specific document necessary to convey the Property to Buyer in accordance with the terms of this Agreement). In addition to the foregoing, to the extent they do not constitute Reserved Company Assets and are then in the possession of Seller (or its agents or employees) and have not theretofore been delivered to Buyer, Seller shall deliver to Buyer at or promptly after the Closing: (i) any plans and specifications for the Improvements for the Property including any CAD files in Seller’s possession; (ii) all unexpired warranties and guarantees that Seller has received in connection with any work or services performed with respect to, or equipment installed in, the Property; (iii) all keys and other access control devices for the Property; (iv) originals of all Leases for the Property; and (v) originals of all Service Agreements for the Property that will remain in effect after the 14

Closing and all Tenant leasing information, leasing files and other material documents relating to the operation or maintenance of the Property in Seller’s possession. All items described in this paragraph may be either delivered at Closing or left at the Property. 5.2.2 Buyer Deliveries. At least one (1) Business Day prior to the Closing Date (except as to the Closing Payment, which shall be delivered no later than 2:00 p.m. Central time on the Closing Date), Buyer shall deliver to the Escrow Agent the following: (a) The Closing Payment by wire transfer of immediately available federal funds; (b) Two (2) counterparts of a duly executed original Bill of Sale, Assignment and Assumption; (c) Unless Buyer and Seller mutually elect to deliver the same outside of escrow, duly executed Tenant Notices; (d) Unless Buyer and Seller mutually elect to deliver the same outside of escrow, duly executed Vendor Notices; (e) The Buyer Closing Certificate duly executed by Buyer; (f) Evidence reasonably satisfactory to the Escrow Agent respecting the due organization of Buyer and the due authorization and execution by Buyer of this Agreement and the documents required to be delivered hereunder; and (g) Such additional documents as may be reasonably required by Seller or the Escrow Agent in order to consummate the transactions hereunder (provided the same do not increase in any material respect the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein including, without limitation, any jurisdiction-specific document necessary to convey the Property to Buyer in accordance with the terms of this Agreement). 5.2.3 Mutual Deliveries. At least one (1) Business Day prior to the Closing Date, Buyer and Seller shall mutually execute and deliver (or cause to be executed and delivered) to the Escrow Agent, the following: (a) A closing statement (the “Closing Statement”) reflecting the Purchase Price, and the adjustments and prorations required hereunder and the allocation of income and expenses required hereby; and (b) Such transfer tax forms, if any, as are required by state and local authorities. 5.3 Closing Costs. Seller shall pay or cause to be paid (1) one-half (1/2) of all escrow charges and (2) the premium required for the base Owner’s Policy to be issued. Buyer shall pay (1) one-half (1/2) of all escrow charges, (2) the premium required for any and all endorsements to the Owner’s Policy, (3) Buyer’s cost to obtain a new survey or to update the Survey and (4) all fees, costs or expenses in connection with Buyer’s due diligence reviews and 15 analyses hereunder to the extent that the fees, costs or expenses are not otherwise paid outside Closing. Any other closing costs shall be allocated in accordance with local custom. Seller and Buyer shall pay their respective shares of prorations as hereinafter provided. Except as otherwise expressly provided in this Agreement, each party shall pay the fees of its own attorneys, accountants and other professionals. 5.4 Prorations. 5.4.1 Items to be Prorated. The initial prorations and payments provided for in this Section 5.4 shall be made at Closing on the basis of the Closing Statement, which shall be prepared by Seller and submitted to Buyer for its review and approval at least two (2) Business Days prior to the Closing. The following shall be prorated among Seller and Buyer as of the Closing Date (on the basis of the actual number of days elapsed over the applicable period), with Buyer being deemed to be the owner of the Property during the entire day on the Closing Date and being entitled to receive all operating income of the Property, and being obligated to pay all operating expenses of the Property, with respect to the Closing Date: (a) All non-delinquent real estate and personal property taxes and assessments on the Property for the current year. Seller shall be responsible for the payment of any real estate and personal property taxes that are delinquent before Closing. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property contemplated by this Agreement, any change in use of the Property on or after the Closing Date, or from any improvements made or leases entered into on or after the Closing Date. If any assessments on the Property are payable in installments, then the installment allocable to the current period shall be prorated (with Buyer being allocated the obligation to pay any installments due on or after the Closing Date). (b) All fixed and additional rentals under the Leases, Security Deposits (except as hereinafter provided) and other Tenant charges. Seller shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all refundable cash Security Deposits (to the extent the foregoing were made by Tenants under the Leases and are not applied or forfeited prior to the Closing) to Buyer on the Closing Date. Seller shall also transfer to Buyer any Security Deposits that are held in the form of letters of credit (the “SD Letters of Credit”) if the same are transferable, at Seller’s cost (including Seller’s payment of any third party transfer fees and expenses); if any of the SD Letters of Credit is not transferable, Seller shall request the tenants obligated under such SD Letters of Credit to cause new letters of credit to be issued in favor of Buyer in replacement thereof and in the event such a new letter of credit is not issued in favor of Buyer by Closing, Buyer shall diligently pursue such replacement after Closing and Seller shall take all reasonable action, as directed by Buyer and at Seller’s expense, in connection with the presentment of such SD Letters of Credit for payment as permitted under the terms of the applicable Lease, and in consideration of Seller’s agreement as aforesaid, Buyer shall indemnify, defend and hold Seller harmless from any liability, damage, loss, cost or expense resulting from an alleged wrongful drawing upon any of the SD Letters of Credit after the Closing. A list of the unapplied Security Deposits under the Leases as of the Effective Date is set forth on Exhibit “K”. Rents that are delinquent (or payable but unpaid) as of the Closing Date shall not be prorated on the Closing Date. Rather, Buyer shall cause any such delinquent rent (or payable but unpaid rent) for the period prior to Closing to be remitted to Seller if, as and when collected. At 16

Closing, Seller shall deliver to Buyer a schedule of all such delinquent or payable but unpaid rent. Additionally, there shall be no proration of any rent that a tenant under a Lease delivers to either Buyer or Seller and that such Tenant has identified, at the time of such delivery, as constituting payment or rent due for a month or other period prior to the month in which the Closing occurs (“Identified Pre-Closing Rent”). If Buyer receives any such Identified Pre-Closing Rent, Buyer shall cause such Identified Pre-Closing Rent to be remitted to Seller if, as, and when collected. Until the date that is three (3) months after the Closing, Buyer shall include such delinquencies (or unpaid amounts) in its normal billing and shall pursue the collection thereof in good faith after the Closing Date (but Buyer shall not be required to litigate or declare a default under any Lease or pursue any other action or remedy in connection with the recovery from tenants of such delinquencies or other unpaid amounts). To the extent Buyer receives payment of rents (or income in connection with other tenant charges) on or after the Closing Date other than Identified Pre- Closing Rent, such payments shall be applied first toward the rent (or other tenant charge) for the month in which the Closing occurs then to the rent (or other tenant charge) owed to Buyer in connection with the applicable Lease or other document for which such payments are received, and then to any delinquent rents (or other tenant charges) owed to a Seller, with Seller’s share thereof being promptly delivered to Seller; provided, however, that any year-end or similar reconciliation payment shall be allocated as hereinafter provided. Buyer may not waive any delinquent (or unpaid) rents or modify a Lease so as to reduce or otherwise affect amounts owed thereunder for any period in which a Seller is entitled to receive a share of charges or amounts without first obtaining Seller’s written consent. Seller hereby reserves the right to pursue any remedy for damages against any Tenant owing delinquent rents and any other amounts to Seller (but shall not be entitled to terminate any Lease or any tenant’s right to possession), provided that, Seller shall not exercise any such remedy for a period of three (3) months after the Closing except in connection with the recovery from tenants of taxes or assessments relating to any period prior to the Closing Date (the “Pre-Closing Tax Collection Remedies”). Buyer shall reasonably cooperate with Seller, at no material out-of-pocket cost to Buyer, in any collection efforts hereunder, including Seller’s Pre-Closing Tax Collection Remedies, but shall not be required to litigate or declare a default under any Lease. With respect to delinquent or other uncollected rents and any other amounts or other rights of any kind respecting Tenants who are no longer Tenants of the Property as of the Closing Date, the applicable Seller shall retain all of the rights relating thereto. (c) Payments required to be paid by Tenants under Leases for such tenants’ shares of property taxes and assessments, insurance, common area maintenance and other expenses of the Property are collectively referred to herein as “Reimbursable Tenant Expenses”. Reimbursable Tenant Expenses shall be determined in accordance with the Leases, including without limitation any Lease provisions that provide for the adjustment of Reimbursable Tenant Expenses based on occupancy changes (i.e., “gross-up” provisions). In addition, to the extent that a Lease provides for base year amounts for operating expenses or taxes, such base year amounts shall be prorated in determining Reimbursable Tenant Expenses with respect to such Lease. Seller’s “share” of Reimbursable Tenant Expenses for the calendar year in which Closing occurs (the “Closing Year”) shall be determined in accordance with Section 5.4.2(a) hereof. Notwithstanding the foregoing, there shall be no proration of any such Reimbursable Tenant Expenses that are delinquent as of Closing. Rather, until the date that is three (3) months after the Closing, Buyer shall include such delinquencies (or unpaid amounts) in its normal billing and shall pursue the collection thereof in good faith after the Closing Date (but Buyer shall not be required 17 to litigate or declare a default under any Lease or pursue any other action or remedy in connection with the recovery from tenants of Reimbursable Tenant Expenses relating to any period prior to the Closing Date). (d) All operating expenses, including all charges under the Contracts which are assumed by Buyer, shall be prorated, and as to each service provider, operating expenses payable or paid to such service provider in respect to the billing period of such service provider in which the Closing occurs (the “Current Billing Period”), shall be prorated on a per diem basis based upon the number of days in the Current Billing Period prior to the Closing and the number of days in the Current Billing Period on and after the Closing, and assuming that all charges are incurred uniformly during the Current Billing Period; however, there will be no prorations for debt service or insurance premiums if Buyer is not acquiring or assuming Seller’s financing or insurance. (e) Buyer shall transfer all utilities at the Property to its name as of the Closing Date, and where necessary, post deposits with the utility companies. Seller shall use commercially reasonable efforts to cause all utility meters to be read as of the Closing Date. Seller shall be entitled to recover any and all deposits held by any utility company as of the Closing Date. All charges for utilities shall be prorated outside of the escrow contemplated herein within sixty (60) days after the Closing Date. (f) With the exception of the Leasing Costs identified on Schedule 1 (which shall be Buyer’s responsibility), Seller shall be responsible for all of its respective Leasing Costs that are payable by reason of (i) the execution of an Existing Lease prior to the Effective Date, (ii) the renewal, extension, expansion of, or the exercise of any other option under, an Existing Lease, prior to the Effective Date, and (iii) amendments of an Existing Lease entered into prior to the Effective Date. If the Closing occurs, Buyer shall be responsible for the payment (or, in the case of any amounts payable prior to Closing, the reimbursement to Seller) of all other Leasing Costs, including (A) all Leasing Costs that become due and payable (whether before or after Closing) as a result of (1) any New Leases, (2) amendments entered into during the Escrow Period in accordance with this Agreement to renew, extend, expand or otherwise amend Existing Leases or New Leases, or (3) any renewals, extensions or expansions of, or the exercise of any other option under, Existing Leases or New Leases exercised by tenants during the Escrow Period; and (B) all Leasing Costs as a result of renewals, extensions, expansions, or the exercise of any other option, occurring on or after the Closing Date of Existing Leases or New Leases. In addition, Buyer shall take the Leases subject to any “free rent” pertaining to the period from and after the Closing (subject to Buyer’s receipt of a credit at Closing for free rent, if any, applicable to the period from and after the Closing under the Existing Leases to the extent any such free rent is described on Schedule 5(A) attached hereto). If, as of the Closing Date, Seller shall have paid any Leasing Costs for which Buyer is responsible pursuant to the foregoing provisions, Buyer shall reimburse Seller therefor at Closing. Seller shall pay (or cause to be paid), prior to Closing or credit Buyer at Closing (to the extent unpaid) all Leasing Costs for which Seller is responsible pursuant to the foregoing provisions and, subject to the reimbursement obligations set forth above, Seller shall pay (or cause to be paid) when due all Leasing Costs payable after the Effective Date and prior to Closing. Without limitation on the foregoing, the parties agree that Seller shall pay or provide Buyer a credit at Closing for the outstanding free rent and other unpaid Leasing Costs shown, respectively, on Schedule 5(A) and Schedule 5(B) attached hereto (exclusive of any such 18 amounts also shown or described on Schedule 1 hereto), to the extent the same are still unpaid or outstanding as of the Closing Date. (g) Capital projects in progress at the Property as of the Effective Date are set forth in Schedule 5(C) attached hereto. Seller anticipates that the capital projects at the Property will be completed prior to the Closing Date, but completion thereof shall not be a condition to Closing. Notwithstanding the foregoing, for each foregoing capital project at the Property that is not completed prior to the Closing Date (each such contract being referred to herein as an “Uncompleted Capex Contract”), (i) the applicable Seller shall assign to Buyer at Closing any Uncompleted Capex Contract; (ii) Buyer shall assume at Closing that Uncompleted Capex Contract and full responsibility for the obligations under that Uncompleted Capex Contract including, without limitation, responsibility for performing and completing the work set forth therein; and (iii) the applicable Seller shall pay or provide Buyer a credit at Closing equal to the contract amount of the Uncompleted Capex Contract assumed by Buyer less amounts paid by Seller pursuant to the Uncompleted Capex Contract prior to the Closing Date. The provisions of this Section 5.4.1(g) shall survive the Closing. (h) Any Rent collected or received by Seller after the Closing representing rent for periods after Closing shall be immediately remitted to Buyer. This provision shall survive the Closing. 5.4.2 Proration of Reimbursable Tenant Expenses and Percentage Rent. (a) For the Closing Year. In order to enable Buyer to make any year- end reconciliations of tenant reimbursements of Reimbursable Tenant Expenses for the Closing Year after the end thereof, Seller shall determine in accordance with Section 5.4.1(c) hereof the Reimbursable Tenant Expenses actually paid or incurred by Seller for the portion of the Closing Year during which Seller owned the Property (“Seller’s Actual Reimbursable Tenant Expenses”) and the tenant reimbursements for such Reimbursable Tenant Expenses actually paid to Seller by tenants for the portion of the Closing Year during which Seller owned the Property (“Seller’s Actual Tenant Reimbursements”). On or before the date that is one hundred twenty (120) days after the end of the Closing Year, Seller shall deliver to Buyer a reconciliation statement (“Seller’s Reconciliation Statement”) setting forth (i) Seller’s Actual Reimbursable Tenant Expenses, (ii) Seller’s Actual Tenant Reimbursements, and (iii) a calculation of the difference, if any, between the two (i.e., establishing that Seller’s Actual Reimbursable Tenant Expenses were either more or less than or equal to Seller’s Actual Tenant Reimbursements). Any amount due to Seller pursuant to the foregoing calculation (in the event Seller’s Actual Tenant Reimbursements are less than Seller’s Actual Reimbursable Tenant Expenses) or Buyer (in the event Seller’s Actual Tenant Reimbursements are more than Seller’s Actual Reimbursable Tenant Expenses), as the case may be, shall be paid by Buyer to Seller or by Seller to Buyer, as the case may be, within thirty (30) days after delivery of the Seller’s Reconciliation Statement to Buyer. If Buyer is paid any such amount by Seller, Buyer thereafter shall be obligated to promptly remit the applicable portion to the particular tenants entitled thereto. Buyer shall indemnify, defend, and hold Seller and the other “Seller Related Parties” (as hereinafter defined) harmless from and against any losses, costs, claims, damages, and liabilities, including, without limitation, reasonable attorneys’ fees and expenses incurred in connection therewith, arising out of or resulting from Buyer’s failure to remit any amounts actually received from Seller to tenants in accordance with the provisions hereof. If 19

Buyer has transferred its interest in the Property to a successor-in-interest or assignee prior to such date, then, on or before the transfer of its interest in the Property, Buyer shall (i) in writing expressly obligate such successor-in-interest or assignee to be bound by the provisions of this Section, and (ii) deliver written notice of such transfer to Seller, and thereafter Seller shall make the deliveries specified above to Buyer’s successor-in-interest or assignee. Seller’s Reconciliation Statement shall be final and binding for purposes of this Agreement. (b) For Prior Calendar Years. Seller shall be responsible for the reconciliation with Tenants of Reimbursable Tenant Expenses and Tenant reimbursements thereof for any calendar year prior to the Closing Year. If the amount of Tenant reimbursements collected by Seller for such prior years is less than the amount of Reimbursable Tenant Expenses paid by Seller for such period (or less than the amount that Seller is entitled to recover under the terms of the Leases), then Seller shall be entitled to bill such tenants directly and retain any such amounts due from tenants. If the amount of Tenant reimbursements collected by Seller for such prior calendar year exceeds the amount of Reimbursable Tenant Expenses paid by Seller with respect to such period (or the amount that Seller is entitled to recover under the terms of the Leases), then, to the extent required under the terms of the Leases, Seller shall remit such excess amounts to the applicable tenants. In connection with the foregoing, Seller shall be permitted to make and retain copies of all Leases and all billings concerning Tenant reimbursements for such prior years, and Buyer covenants and agrees to provide Seller with reasonable access to the books and records pertaining to such tenant reimbursements, and to otherwise cooperate with Seller (at no material out-of-pocket cost to Buyer) for the purpose of enabling Seller to adequately respond to any claim by Tenants for reimbursement of Tenant reimbursements previously paid by such Tenants. The provisions of this Section 5.4.2(b) shall survive the Closing. (c) Percentage Rent. If any tenant is obligated to pay percentage rent based upon the calendar year or lease year in which the date of Closing occurs (the “Percentage Rent Year”), Buyer shall, within thirty (30) days after receipt of such payment with respect to the Percentage Rent Year, remit to Seller that portion which is equal to the number of days which elapsed between the commencement date of the Percentage Rent Year for each such tenant, and the Closing Date, and the total number of days in such Percentage Rent Year. If Seller has received payments of percentage rent based on any Percentage Rent Year in which the date of Closing occurs, in excess of Seller’s share as calculated as set forth above in this Section 5.4.2(c), it shall promptly pay such excess to Buyer. 5.4.3 General Provisions. (a) In the event any prorations or apportionments made under this Section 5.4 shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item that cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available. (b) Notwithstanding anything to the contrary set forth herein, all reprorations contemplated by this Agreement shall be completed within one (1) year after Closing, 20

(c) The obligations of Seller and Buyer under this Section 5.4 shall survive the Closing for one (1) year. (d) Notwithstanding anything to the contrary set forth herein, Seller shall cooperate with Buyer in Buyer’s performance of any audit required by accounting or regulatory requirements. 6. Condemnation or Destruction of Property. In the event that, after the Effective Date but prior to the Closing Date, either (i) any portion of the Property is taken pursuant to eminent domain proceedings or (ii) any of the Improvements are damaged or destroyed by any casualty, Seller shall be required to give Buyer prompt written notice of the same after Seller’s actual discovery of the same, but shall have no obligation to cause any direct or indirect member, partner or owner of Seller to contribute capital to Seller or any other entity, or to repair or replace (or cause to be repaired or replaced) any such damage, destruction or taken property. Seller shall, upon consummation of the transaction herein provided, assign to Buyer (except to the extent any condemnation proceeds or insurance proceeds are attributable to lost rents or other items applicable to any period prior to the Closing) all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by Seller on account of any casualty at the Property (except to the extent required for collection costs or repairs by Seller prior to the Closing Date), as applicable. In connection with any assignment of insurance proceeds hereunder, Seller shall credit Buyer with an amount equal to the applicable deductible amount under Seller’s insurance (but not more than the amount by which (x) the cost as of the Closing Date to repair the damage is greater than (y) the insurance proceeds and coverage to be assigned to Buyer). In the event (A) the condemnation award or the cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed ten percent (10%) of the Purchase Price, (B) a casualty is uninsured or underinsured and Seller do not elect to credit Buyer at Closing with an amount equal to the cost to repair such uninsured or underinsured casualty (Seller having the right, but not the obligation, to do so), or (C) the condemnation or damage to the Property (i) materially and adversely affects access to or parking at the Property, or (ii) results in the Property violating any Laws or failing to comply with zoning or any recorded covenants, conditions or restrictions affecting the Property, then Buyer may, at its option, terminate this Agreement by notice to Seller, given on or before the Closing Date, whereupon Buyer shall receive a refund of the Deposit (and no party hereto shall have any further obligation in connection herewith except under those provisions that expressly survive a termination of this Agreement). 7. Representations, Warranties and Covenants. 7.1 Representations and Warranties of Seller. The following constitute the sole representations and warranties of the Seller. Seller hereby represents and warrants to Buyer that, except as disclosed in the Due Diligence Materials: 7.1.1 Leases. (i) There are no leases of space in the Property or other agreements to occupy all or any material portion of the Property that will be in force after the Closing and under which Seller is the landlord (whether by entering into the leases or acquiring the Property subject to such leases or agreements) other than the Leases; (ii) to Seller’s knowledge, all of the Leases are in full force and effect and none of the Leases has been materially amended 21 except as set forth in the Lease Exhibit; and (iii) to Seller’s knowledge, neither Seller nor any tenant is in monetary default or has given written notice of any existing material non-monetary default under any of the Leases, except as set forth on Exhibit “I”. To Seller’s knowledge, all of the Leases made available to Buyer as part of the Due Diligence Materials are true and correct copies. 7.1.2 Litigation. Other than litigation disclosed in Schedule 2(A) hereto, to Seller’s knowledge, there is no pending and served (nor has Seller received any written notice of any threatened) action, litigation, condemnation or other legal proceeding against the Property or against Seller with respect to the Property which, if determined adversely to Seller or against the Property (as applicable), would adversely affect the Property or the ability of Seller to perform its obligations hereunder. 7.1.3 Compliance. Except as disclosed in Schedule 2(A) hereto, to Seller’s knowledge, it has not received any written notice from any Governmental Entity having jurisdiction over the Property of any material violations which have not been cured or dismissed. For purposes of this provision, a “violation” means any violation of applicable law, including any open building permits and any fines or penalties associated with the foregoing. 7.1.4 Service Agreements. Seller has not entered into any service or equipment leasing contracts that will be binding on Buyer or the Property after the Closing, except for the Service Agreements disclosed in Schedule 3 hereto (subject to any restrictions on assignment contained therein). To Seller’s knowledge, Seller is not in monetary default and no party thereto has given written notice of any existing material non-monetary default under the Service Agreements. As used herein, the “Service Agreements” shall mean, collectively, all service or equipment leasing contracts relating to the Property (other than the “Excluded Contracts”, as defined below) that are (i) described in Schedule 3, or (ii) hereafter entered into in accordance with this Agreement. As used herein, “Excluded Contracts” shall mean contracts to which Seller or its affiliate is a party (i) for insurance; (ii) for existing property management; (iii) for the engagement of attorneys, accountants, brokers, surveyors, title companies, environmental consultants, engineers, architects or appraisers; (iv) for the National Service Contracts; (v) that are entered into after the Effective Date that Seller shall cause to be terminated at or prior to the Closing, or (vi) that either are terminable on 30 days’ or less notice without cost or penalty or require the payment of not more than $20,000 in any calendar year. The Excluded Contracts are not being assigned to or assumed by Buyer hereunder, except that Buyer is assuming the obligation to pay the Leasing Costs for which it is responsible under Section 5.4.1(f). 7.1.5 Due Authority. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Seller. Seller is duly organized and validly existing and in good standing under the Laws of the state of Seller’s formation, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise may be set forth in this Agreement). 22

7.1.6 No Conflict. To Seller’s knowledge, except as otherwise set forth in this Agreement, neither this Agreement nor any agreement, document or instrument executed or to be executed in connection with the same, nor anything provided in or contemplated by this Agreement or any such other agreement, document or instrument, does now or shall hereafter materially breach, violate, invalidate, cancel, make inoperative or interfere with, or result in the acceleration or maturity of, any agreement, document, instrument, right or interest, or applicable Law affecting or relating to Seller or the Property except, in each case, for any conflict or violation which will not materially adversely affect Seller’s ability to consummate the transactions contemplated by this Agreement. 7.1.7 Bankruptcy. No Seller has (i) commenced a voluntary case, or, to Seller’s Knowledge, had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (ii) caused, consented to, or, to Seller’s Knowledge, suffered, the appointment of a receiver, trustee, administrator, conservator, liquidator or similar official in any federal, state or foreign judicial or non-judicial proceedings, to hold, administer and/or liquidate all or substantially all of the Property, or (iii) made an assignment for the benefit of creditors. 7.1.8 Non-Foreign Entity. No Seller is a “foreign person” or “foreign corporation” as those terms are defined in the Internal Revenue Code. 7.1.9 Due Diligence Materials. To the actual knowledge of Seller, all Due Diligence Materials delivered to Buyer are the materials used by Seller in the ordinary course of business in connection with the operation of the Property. 7.2 Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller that: 7.2.1 Due Authority. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer; Buyer is a Limited Partnership, duly organized and validly existing and in good standing under the Laws of the State of Texas, and is duly authorized and qualified to do all things required of it under this Agreement; and Buyer has the capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise may be set forth in this Agreement). 7.2.2 No Conflict. To Buyer’s knowledge, neither this Agreement nor any agreement, document or instrument executed or to be executed in connection with the same, nor anything provided in or contemplated by this Agreement or any such other agreement, document or instrument, does now or shall hereafter breach, violate, invalidate, cancel, make inoperative or interfere with, or result in the acceleration or maturity of, any agreement, document, instrument, right or interest, or applicable Law affecting or relating to Buyer. 23

7.2.3 Insolvency. Buyer is not a debtor under any bankruptcy proceedings, voluntary or involuntary, and has not made an assignment for the benefit of its creditors. 7.2.4 Litigation. Other than litigation disclosed in Schedule 2(B) hereto, to Buyer’s knowledge, there is no pending and served (nor has Buyer received any written notice of any threatened) action, litigation, condemnation or other legal proceeding against Buyer which, if determined adversely to Buyer, would adversely affect the ability of Buyer to perform its obligations hereunder. 7.2.5 ERISA. (a) Buyer’s acquisition of the Property will not constitute or result in a prohibited transaction under Section 406 of Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Code. (b) Buyer is not an entity whose assets are deemed to be “plan assets” under ERISA, and the funds being used by Buyer to acquire the Property do not constitute in full or in part “plan assets” subject to ERISA (as defined in 29 C.F.R. § 2510.3-101, as modified by ERISA section 3(42)). 7.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities. 7.2.7 Sophisticated Buyer. Buyer is an experienced Buyer, owner and operator of office property and is familiar with the kinds of legal, economic and other issues that typically impact one’s ability to own and operate such property. 7.2.8 Buyer’s Independent Investigation. Buyer acknowledges and agrees that Buyer has been given, or will be given before the end of the Due Diligence Period, a full opportunity to inspect and investigate each and every aspect of the Property, either independently or through agents of Buyer’s choosing, including, without limitation: (a) All matters relating to title, together with all governmental and other legal requirements such as taxes, assessments, zoning, use permit requirements, and building codes; (b) The physical condition and aspects of the Property, including, without limitation, the interior, the exterior, the square footage within the Property and within each Tenant space therein, the structure, the paving, the utilities, and all other physical and functional 24 aspects of the Property, including, without limitation, the proximity to any body of water and risk of flooding, any seismic retrofit requirements and an examination for the presence or absence of Hazardous Materials and mold, which shall be performed or arranged by Buyer at Buyer’s sole expense; (c) Any easements and/or access rights affecting the Property; (d) The Leases and all matters in connection therewith, including, without limitation, the ability of each Tenant to pay its Lease obligations; (e) The Service Agreements, the Licenses and Permits and any other documents or agreements of significance affecting the Property; and (f) All other matters of material significance affecting the Property or delivered to Buyer by Seller in accordance with this Agreement. 7.3 Survival. The representations, warranties and covenants and all other obligations, provisions and liabilities under this Agreement or any of the Closing Documents (including any cause of action by reason of a breach thereof) shall survive the Closing for a period of 180 days after the Closing Date unless otherwise expressly provided in this Agreement; provided, however, that, all of Section 8 and Section 10 and any other Section of this Agreement that is expressly stated to survive the Closing for a different period of time or indefinitely (and only such Sections) shall survive the Closing for such different period of time or indefinitely (as applicable). Notwithstanding anything to the contrary in this Agreement, Seller shall have no liability, and Buyer shall make no claim against Seller, for (and Buyer shall be deemed to have waived any failure of a condition hereunder by reason of) a failure of any condition or a breach of any representation or warranty, covenant or other obligation of Seller under this Agreement or any Closing Document executed by Seller (including for this purpose any matter that would have constituted a breach of Seller’s representations and warranties had they been made on the Closing Date) if (a) the failure or breach in question constitutes or results from a condition, state of facts or other matter that was known to Buyer prior to Closing and Buyer proceeds with the Closing, or (b) to the extent, in the case of a representation and warranty of Seller or as to any certification, the same is confirmed by any Tenant Estoppel Certificate from a tenant with respect to its Lease. 7.4 Knowledge. 7.4.1 Definition. When a statement is made under this Agreement to the “knowledge” or “actual knowledge” of a party (or other similar phrase), it shall mean that none of the Designated Representatives of such party has any current and actual knowledge (without further investigation) of any facts indicating that such statement is not true. Each Designated Representative shall be deemed to have current and actual knowledge of any matter received by such Designated Representative in writing. None of the Designated Representatives shall have any personal liability under this Agreement or liability whatsoever with respect to matters set forth in this Agreement, or any representations or warranties herein which become untrue, inaccurate or incomplete. 7.4.2 Designated Representatives. The “Designated Representatives” are limited to the following individuals: 25

(a) for Seller: Stephen Shaw and Chris Wren (b) for Buyer: Patrick Windley and David Wheeler. 7.5 Operating Covenants. 7.5.1 Interim Covenants of Seller. From the Effective Date until the Closing Date or the sooner termination of this Agreement, Seller hereby agrees as follows: (a) continue to operate, manage and maintain the Improvements in the ordinary course of Seller’s business and substantially in accordance with Seller’s present practice, subject to ordinary wear and tear and further subject to Section 6 of this Agreement; (b) notify Buyer of any new Service Agreements or amendments to existing Service Contracts and provide copies thereof to Buyer; (c) promptly deliver to Buyer copies of written default notices, notices of lawsuits and notices of violations affecting the Property to the extent actually received by Seller; and (d) with respect to Leases, prior to the expiration of the Due Diligence Period, enter into any new Leases or modifications of existing Leases at its sole option, exercisable in Seller’s sole and absolute discretion; provided, that 5 days prior to and after the expiration of the Due Diligence Period, if Buyer has not terminated this Agreement, Seller shall not enter into any New Leases or material modifications of existing Leases (including application of any security deposits to past-due amounts) without the Buyer’s prior written consent, which consent shall not be unreasonably conditioned or withheld. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, (a) Buyer’s failure to approve or disapprove any request for consent by a Seller under this Section 7.5.1.(d) within three (3) Business Days following Seller’s request therefor accompanied by the form of Lease or modification shall be deemed to constitute Buyer’s approval, and (b) Buyer shall bear all Buyer Leasing Costs in connection with the foregoing and shall provide Seller with a credit for any of the same paid by Seller in accordance with this Agreement. As used herein, the term “Buyer Leasing Costs” shall mean all reasonable and customary out of pocket brokerage and leasing commissions, tenant improvement costs and other costs and expenses including attorney’s fees for any new Leases entered into from and after the date hereof and any extension, renewal or expansion of any existing Lease exercised or entered into from and after the date hereof, provided in all such instances, the term of such Lease, extension, or expansion or the regularly scheduled payment of rent commences from and after the Effective Date, but only to the extent such costs and expenses have been expressly disclosed by a Seller to Buyer in a request for approval thereof hereunder. 7.5.2 Continued Occupancy. Notwithstanding anything to the contrary contained in this Agreement: (a) Seller makes no representations and assumes no responsibility with respect to the continued occupancy of the Property or any part thereof by any Tenant, (b) the removal of a Tenant whether by summary proceedings or otherwise prior to the Closing Date shall not give rise to any claim on the part of Buyer and (c) Buyer agrees that it shall not be grounds for Buyer's refusal to close this transaction that any Tenant is a holdover Tenant or in default under its Lease on the Closing Date (unless such default constitutes a material breach of Seller's 26 representations and warranties hereunder) and Buyer shall accept title subject to such holding over or default without an abatement in or credit against the Purchase Price. 7.6 SNDAs. Upon the written request of Buyer, Seller agrees to forward, at no cost to Seller and solely as an accommodation to Buyer, Buyer’s lender’s form of Subordination, Non-Disturbance and Attornment Agreement (if any) to each tenant. However, it is expressly understood and agreed that the receipt of one or more Subordination, Non-Disturbance and Attornment Agreements in any form executed by tenants shall not be a condition to Buyer’s obligation to proceed with the Closing under this Agreement. 8. DISCLAIMER; RELEASE. AS AN ESSENTIAL INDUCEMENT TO SELLER TO ENTER INTO THIS AGREEMENT, AND AS PART OF THE DETERMINATION OF THE PURCHASE PRICE, BUYER ACKNOWLEDGES AND AGREES, THAT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT AND THE DOCUMENTS EXECUTED BY SELLER IN CONNECTION HEREWITH: 8.1 DISCLAIMER. 8.1.1 AS-IS; WHERE-IS. THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT HAS BEEN NEGOTIATED BETWEEN SELLER AND BUYER. THIS AGREEMENT REFLECTS THE MUTUAL AGREEMENT OF SELLER AND BUYER, AND BUYER HAS THE RIGHT TO CONDUCT ITS OWN INDEPENDENT EXAMINATION OF THE PROPERTY. OTHER THAN THE MATTERS SPECIFICALLY REPRESENTED IN SECTION 7.1, BY WHICH ALL OF THE FOLLOWING PROVISIONS OF THIS SECTION ARE LIMITED, BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ANY SELLER PARTIES, AND BUYER HEREBY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE. EXCEPT AS MAY BE PROVIDED IN THE CLOSING DOCUMENTS, SELLER SPECIFICALLY DISCLAIMS, AND NEITHER SELLER NOR ANY SELLER PARTIES NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, WARRANTY OR ASSURANCE WHATSOEVER TO BUYER, AND NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EITHER EXPRESS OR IMPLIED, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF, INCLUDING (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (v) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO THE IMPROVEMENTS OR THE PERSONAL 27

PROPERTY, (vi) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND (vii) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY WITH GOVERNMENTAL REGULATIONS, INCLUDING ENVIRONMENTAL LAWS, NOW EXISTING OR HEREAFTER ENACTED OR PROMULGATED, IT BEING THE EXPRESS INTENTION OF SELLER AND BUYER THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE PROPERTY WILL BE CONVEYED AND TRANSFERRED TO BUYER IN ITS PRESENT CONDITION AND STATE OF REPAIR, “AS IS, WHERE IS,” WITH ALL FAULTS (LATENT AND APPARENT). 8.1.2 SOPHISTICATION OF BUYER. BUYER IS A SOPHISTICATED BUYER WHO IS FAMILIAR WITH THE OWNERSHIP AND OPERATION OF REAL ESTATE PROJECTS SIMILAR TO THE PROPERTY, AND BUYER HAS HAD ADEQUATE OPPORTUNITY PRIOR TO CLOSING TO COMPLETE ALL PHYSICAL AND FINANCIAL EXAMINATIONS RELATING TO THE ACQUISITION OF THE PROPERTY HEREUNDER IT DEEMS NECESSARY, AND WILL ACQUIRE THE SAME SOLELY ON THE BASIS OF AND IN RELIANCE UPON SUCH EXAMINATIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY BUYER’S TITLE INSURANCE POLICY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. 8.1.3 DUE DILIGENCE MATERIALS. ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY IS SOLELY FOR BUYER’S CONVENIENCE AND WAS OR WILL BE OBTAINED FROM A VARIETY OF SOURCES. SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 7.1.9 OF THIS AGREEMENT, MAKES NO (AND EXPRESSLY DISCLAIMS ALL) REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLER SHALL NOT BE LIABLE FOR ANY MISTAKES, OMISSIONS, MISREPRESENTATION OR ANY FAILURE TO INVESTIGATE THE PROPERTY NOR SHALL SELLER BE BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, APPRAISALS, ENVIRONMENTAL ASSESSMENT REPORTS, OR OTHER INFORMATION PERTAINING TO THE PROPERTY OR THE OPERATION THEREOF, FURNISHED BY SELLER OR BY ANY MANAGER, MEMBER OR PARTNER OF SELLER, OR BY ANY REAL ESTATE BROKERS, MEMBERS, PARTNERS, AGENTS, REPRESENTATIVES, TRUSTEES, AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES, SERVANTS OR AGENTS OF ANY OF THE FOREGOING, OR OTHER PERSONS OR ENTITIES ACTING ON BEHALF OF SELLER OR AT SELLER’S REQUEST (COLLECTIVELY, “SELLER RELATED PARTIES”). 8.1.4 BUYER’S WAIVER OF OBJECTIONS. BUYER REPRESENTS THAT IT IS A KNOWLEDGEABLE AND SOPHISTICATED BUYER OF REAL ESTATE, AND THAT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER’S CONSULTANTS IN PURCHASING THE PROPERTY. BUYER ACKNOWLEDGES THAT IT HAS OR WILL HAVE INSPECTED THE PROPERTY, 28

OBSERVED ITS PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS AND HAD, OR WILL HAVE, THE OPPORTUNITY TO CONDUCT SUCH INVESTIGATION AND STUDY ON AND OF SAID PROPERTY AND ADJACENT AREAS AS IT DEEMED NECESSARY, AND SUBJECT TO SELLER’S RESPONSIBILITY FOR ANY BREACH OF THE WARRANTIES AND REPRESENTATIONS CONTAINED IN SECTION 7.1, HEREBY WAIVES ANY AND ALL OBJECTIONS TO, CLAIMS, CAUSES OF ACTION OR COMPLAINTS (INCLUDING, BUT NOT LIMITED TO, ACTIONS BASED ON LAWS AND ANY PRIVATE RIGHT OF ACTION UNDER ENVIRONMENTAL LAWS OR ANY OTHER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT) REGARDING PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING, WITHOUT LIMITATION, STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS MATERIALS ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. BUYER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS, WITHOUT LIMITATION, THOSE RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY, AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS MATERIALS OR OTHER CONTAMINANTS, MAY NOT BE REVEALED BY ITS INVESTIGATION. 8.2 RELEASE. EFFECTIVE AS OF THE CLOSING, BUYER HEREBY RELEASES SELLER AND ALL SELLER RELATED PARTIES FROM ALL CLAIMS THAT BUYER OR ANY PARTY CLAIMING BY, THROUGH OR UNDER BUYER (A “BUYER RELATED PARTY”) HAS OR MAY HAVE AS OF CLOSING ARISING FROM OR RELATED TO ANY MATTER OR THING RELATED TO OR IN CONNECTION WITH THE PROPERTY, INCLUDING THE PROPERTY INFORMATION, THE LEASES AND THE TENANTS THEREUNDER, ANY CONSTRUCTION DEFECTS, ERRORS OR OMISSIONS IN THE DESIGN OR CONSTRUCTION AND ANY ENVIRONMENTAL CONDITIONS, AND BUYER SHALL NOT LOOK TO ANY SELLER RELATED PARTIES IN CONNECTION WITH THE FOREGOING FOR ANY REDRESS OR RELIEF. THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION. 8.3 SURVIVAL. THIS SECTION 8 SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT OR THE CLOSING, WHICHEVER IS APPLICABLE AND WILL NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND IS HEREBY DEEMED INCORPORATED INTO THE DEED AS FULLY AS IF SET FORTH THEREIN. 8.4 Scope of Release. Notwithstanding any provision hereof to the contrary, the provisions of this Section 8 shall not release Seller from liability for: (a) any damages, claims, liabilities or obligations arising out of or in connection with a breach of (or failure to comply with) any covenant, representation or warranty of Seller set forth in this Agreement to the extent the 29 reason of this Agreement and Seller’s Broker is not an intended third-party beneficiary of this Agreement. 10.1.3 The provisions of this Section 10.1 shall survive the Closing or any termination of this Agreement. 10.2 Limitation of Liability. 10.2.1 Notwithstanding anything to the contrary contained herein, the direct and indirect shareholders, partners, members, trustees, officers, directors, employees, agents and security holders of the parties are not assuming any, and shall have no, personal liability for any obligations of the parties hereto under this Agreement. In no event shall any party be liable under this Agreement for any consequential, exemplary, special or punitive damages. 10.2.2 Notwithstanding anything to the contrary contained herein (but subject to the provisions of Section 10.2.1), if the Closing of the transactions hereunder shall have occurred, Seller shall have no liability to Buyer (and Buyer shall make no claim against Seller) for a breach of any representation or warranty or any other covenant, agreement or obligation of Seller that survives Closing, or for indemnification, under this Agreement or any Closing Document executed by Seller in connection with this Agreement, unless the valid claims for all such breaches and indemnifications collectively aggregate to more than Seventy-Five Thousand and No/100ths Dollars ($75,000.00) (the “Basket Limitation”), in which case Buyer shall be entitled to recover the amounts that exceed the Basket Limitation. Notwithstanding the preceding sentence, the liability of Seller under this Agreement and such documents shall not exceed, in the aggregate, an amount equal to One Million and No/100ths Dollars ($1,000,000.00) of the Purchase Price (the “Cap Limitation”). In connection with any action alleging a breach of any warranty of title in the Deed, Buyer agrees that it shall in good faith pursue the Title Company under its title policy(ies) with respect to any claim relating to the warranty of title under the Deed prior to bringing an action against Seller. 10.2.3 Notwithstanding anything to the contrary contained herein (but subject to the provisions of Section 10.2.1), if the Closing of the transactions hereunder shall have occurred, Buyer shall have no liability to Seller (and Seller shall make no claim against Buyer) for a breach of any representation or warranty or any other covenant, agreement or obligation of Buyer that survives Closing, or for indemnification, under this Agreement or any Closing Document executed by Buyer in connection with this Agreement, unless the valid claims for all such breaches and indemnifications collectively aggregate to more than the “Basket Limitation”, in which case Seller shall be entitled to recover the amounts that exceed the Basket Limitation. Notwithstanding the preceding sentence, the liability of Buyer under this Agreement and such documents shall not exceed the Cap Limitation. 10.2.4 The limitations of liability contained in this Section 10.2 are in addition to, and not in limitation of, any limitation on liability provided elsewhere in this Agreement or by Law or by any other contract, agreement or instrument. 10.3 Schedules and Exhibits; Entire Agreement; Modification. All schedules and exhibits attached and referred to in this Agreement are hereby incorporated herein as if fully 32 set forth in (and shall be deemed to be a part of) this Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties. 10.4 Time of the Essence. Time is of the essence of this Agreement. However, whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-business day, then such period (or date) shall be extended until the immediately following business day. As used herein, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank in New York is closed for business. Unless expressly indicated otherwise, (a) all references to time in this Agreement shall be deemed to refer to Central time, and (b) all time periods provided for under this Agreement shall expire at 5:00 p.m. Central time. 10.5 Interpretation. Section headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto. The words “herein”, “hereof”, “hereunder”, “hereby”, “this Agreement” and other similar references shall be construed to mean and include this Agreement and all amendments and supplements hereto unless the context shall clearly indicate or require otherwise. Whenever the words “including”, “include” or “includes” are used in this Agreement, they shall be interpreted in a non-exclusive manner. Except as otherwise indicated, all Schedule, Exhibit and Section references in this Agreement shall be deemed to refer to the Schedules, Exhibits and Sections in this Agreement. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder must be in writing to be effective and may be given or withheld in the sole and absolute discretion of such party. 10.6 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Texas applicable to a contract executed and performed in the State of Texas, without giving effect to the conflicts of law principles thereof. Any action arising out of this agreement must be commenced by Buyer or Seller in the state courts of the State of Texas or in United States District Court for the Southern District of Texas and each party hereby consents to the jurisdiction of such courts in any such action and to the laying of venue therein. Any process in any action will be duly served if sent by registered mail, postage prepaid, to the applicable party at its respective address set forth in Section 10.8. 10.7 Successors and Assigns. Buyer may not assign or transfer any of its rights or obligations under this Agreement either directly or indirectly (whether by outright transfer, transfer of ownership interests or otherwise) without the prior written consent of Seller; provided, however, Buyer may assign all of its interest in this Agreement on or before the Closing Date to an entity (a “Buyer Assignee”) in which Buyer, or an affiliate of Buyer, directly or indirectly, through one or more subsidiaries or affiliates, has control and has more than a 50% ownership interest so long as (i) Buyer gives Seller five (5) Business Days’ advance written notice thereof 33

(including the name, vesting and signature block of the transferee), and (ii) Buyer and Buyer Assignee execute and deliver an assignment and assumption agreement in form reasonably satisfactory to Seller. In the event of a transfer to a Buyer Assignee, such Buyer Assignee shall assume in writing all of the transferor’s obligations and liabilities hereunder (whenever arising, whether before or after such assumption), but such transferor shall not be released from its obligations hereunder. No consent given by Seller to any transfer or assignment of Buyer’s rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer’s rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties. 10.8 Notices. All notices, demands and communications permitted or required to be given hereunder shall be in writing, and shall be delivered (a) personally, (b) by United States registered or certified mail, postage prepaid, (c) by Federal Express or other reputable courier service regularly providing evidence of delivery (with charges paid by the party sending the notice), or (d) by a PDF or similar attachment to an email, provided that such email attachment shall be followed within one (1) Business Day by delivery of such notice pursuant to clause (a), (b) or (c) above. Any such notice to a party shall be addressed at the address set forth below (subject to the right of a party to designate a different address for itself by notice similarly given): To Seller: Houston Portfolio, LLC c/o HighBrook Investors 680 Fifth Avenue, 20th Floor New York, New York 10019 Attention: Stephen Shaw Telephone: (212) 906-3470 Email: sshaw@highbrookinvestors.com And with copy to: HighBrook Investors 680 Fifth Avenue, 20th Floor New York, New York 10019 34

Attention: Alexander Gardiner, Chief Financial Officer E-mail: agardiner@highbrookinvestors.com And with copy to: Duane Morris LLP 1540 Broadway New York, New York 10036 Attention: Marc Palladino, Esq. Telephone: (212) 692-1048 E-mail: MAPalladino@duanemorris.com To Buyer: Hartman vREIT XXI Operating Partnership L.P. 2909 Hillcroft, s Suite 420 Houston TX, 77057 Attn: Allen R. Hartman Telephone: (713) 467-2222 Email: ahartman@hi-reit.com With copy to: Office of General Counsel Hartman vREIT XXI, Inc. 2909 Hillcroft, Suite 420 Houston TX 77057 Attention: Mark T. Torok, General Counsel Telephone: (713) 586-2612 Email: mtorok@hi-reit.com Service of any such notice or other communications so made shall be deemed effective on the day of actual delivery (whether accepted or refused), provided that if any notice or other communication to be delivered by email attachment as provided above cannot be transmitted because of a problem affecting the receiving party’s computer, the deadline for receiving such notice or other communication shall be extended through the next Business Day, as shown by the addressee’s return receipt if by certified mail, and as confirmed by the courier service if by courier; provided, however, that if such actual delivery occurs after 5:00 p.m. local time where received or on a non Business Day, then such notice or communication so made shall be deemed effective on the first Business Bay after the day of actual delivery. Except as expressly provided above with respect to certain email attachments and in Section 10.18 below, no communications via electronic mail shall be effective to give any notice, request, direction, demand, consent, waiver, approval or other communications hereunder. The attorneys for any party hereto shall be entitled to provide any notice that a party desires to provide or is required to provide hereunder. 10.9 Third Parties. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties hereto and their respective successors and assigns, and nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to 35 this Agreement, and no provision shall give any third parties any right of subrogation or action over or against any party to this Agreement. 10.10 Legal Costs. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred or shall incur on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or Seller brings any suit or other proceeding, including an arbitration proceeding, with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency, arbitrator or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys’ fees, expenses and costs of investigation actually incurred. The foregoing includes attorneys’ fees, expenses and costs of investigation (including those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes. The provisions of this Section 10.10 shall survive the Closing or any termination of this Agreement. 10.11 Further Assurances. Each party shall, whenever and as often as it shall be requested so to do by the other, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement (provided the same do not increase in any material respect the costs to, or liabilities or obligations of, such party in a manner not otherwise provided for herein). 10.12 Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by Law. 10.13 Press Releases. Except as otherwise expressly permitted under Section 10.17 below, no press release or other public disclosure regarding the terms of this Agreement or the transaction contemplated hereby shall be made without the prior written consent of Buyer and Seller. Except as otherwise expressly permitted under Section 10.17 below, without limitation on the foregoing, Buyer and Seller shall use diligent efforts not to make any public disclosure of the Purchase Price. However, either party shall have the right to make public disclosures required by (1) Law (but only if such party gives the other party reasonable notice and an opportunity to obtain a restraining order or take other similar protective actions) or (2) the rules and regulations of a securities exchange. 10.14 Anti-Terrorism Law. Each party shall take any actions that may be required to comply with the terms of the USA Patriot Act of 2001, as amended, any regulations promulgated under the foregoing law, Executive Order No. 13224 on Terrorist Financing, any sanctions program administrated by the U.S. Department of Treasury’s Office of Foreign Asset Control or Financial Crimes Enforcement Network) (the “Executive Order”) (collectively, the “Anti-Money 36

Laundering and Anti-Terrorism Laws”), or any other Laws, regulations or executive orders designed to combat terrorism or money laundering, if applicable, to this Agreement. Each party represents and warrants to the other party that it is not an entity named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Department of Treasury (the “Government List”), as last updated prior to the Effective Date. 10.15 Tax Appeal Proceedings. 10.15.1 Prosecution and Settlement of Proceedings. If any tax reduction proceedings in respect of the Property, relating to any fiscal years ending prior to the fiscal year in which the Closing occurs, are pending at the time of the Closing, Seller reserves and shall have the right to continue to prosecute and/or settle the same. If any tax reduction proceedings in respect of the Property, relating to the fiscal year in which the Closing occurs, are pending at the time of Closing, then Seller reserves and shall have the right to continue to prosecute and settle the same; provided, however, that Seller shall not settle any such proceeding without Buyer’s prior written consent, which consent shall not be unreasonably withheld or delayed. Buyer shall reasonably cooperate with Seller in connection with the prosecution of any such tax reduction proceedings. 10.15.2 Application of Refunds or Savings. Any refunds or savings in the payment of taxes resulting from such tax reduction proceedings applicable to taxes payable during the period prior to the date of the Closing shall belong to and be the property of the applicable Seller, and any refunds or savings in the payment of taxes applicable to taxes payable from and after the date of the Closing shall belong to and be the property of Buyer; provided, however, that if any such refund creates an obligation to reimburse any tenants under any Lease for any rents or additional rents paid or to be paid, that portion of such refund equal to the amount of such required reimbursement (after deduction of allocable expenses as may be provided in such Lease to such tenant) shall, at Seller’s election, either (a) be paid to Buyer and Buyer shall disburse the same to such tenants or (b) be paid by Seller directly to the tenants entitled thereto. All attorneys’ fees and other expenses incurred in obtaining such refunds or savings shall be apportioned between the applicable Seller and Buyer in proportion to the gross amount of such refunds or savings payable to Seller and Buyer, respectively (without regard to any amounts reimbursable to tenants); provided, however, that neither the applicable Seller nor Buyer shall have any liability for any such fees or expenses in excess of the refund or savings paid to such party unless such party initiated such proceeding. 10.15.3 Survival. The provisions of this Section 10.15 shall survive the Closing. 10.16 Acceptance of Deeds. The acceptance of the Deed by Buyer shall be deemed full compliance by Seller of all of Seller’s obligations under this Agreement except for those obligations of Seller which are specifically stated to survive the Closing hereunder. 10.17 Confidentiality. The terms of the transaction contemplated in this Agreement, including, without limitation, the Purchase Price and all other financial terms, shall remain confidential and shall not be disclosed by any party hereto without the written consent of the other except (a) to such party’s directors, officers, partners, employees, legal counsel, accountants, lenders, engineers, architects, brokers, financial advisors and similar professionals 37 and consultants, to the extent such party deems it necessary or appropriate in connection with the transaction contemplated hereunder (and such party shall inform each of the foregoing parties of such party’s obligations under this Section and shall secure the agreement of such parties to be bound by the terms hereof), or (b) as otherwise required by Law or regulation (including the rules and regulations of a securities exchange). Unless and until the transaction contemplated by this Agreement shall close, Buyer shall also keep confidential all documents, reports and information concerning the Property obtained from Seller or through the due diligence investigation of the Property by Buyer or its agents, except to the extent permitted by clauses (a) or (b) above. The provisions of this Section 10.17 shall survive any termination of this Agreement or the Closing (as applicable). 10.18 Counterparts; Delivery. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. The delivery of an executed counterpart of this Agreement by facsimile or as a PDF or similar attachment to an e-mail shall constitute effective delivery of such counterpart for all purposes with the same force and effect as the delivery of an original, executed counterpart. 10.19 Effectiveness. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart hereof has been executed and delivered by each party hereto. 10.20 No Recording. The parties hereto agree that neither this Agreement nor any affidavit or memorandum concerning it will be recorded and any recording of this Agreement or any such affidavit or memorandum by Buyer will be deemed a default by Buyer hereunder. Buyer understands and agrees that Seller shall have the right to continue to market the Property and/or to negotiate with other potential Buyers of the Property until the expiration of the Due Diligence Period and the satisfaction or waiver in writing of all conditions to the obligations of Buyer under this Agreement. 10.21 Escrow Instructions. 10.21.1 Deposit. Escrow Agent will hold the Deposit in escrow in an interest-bearing account of the type generally used by Escrow Agent for the holding of escrow funds until the earlier of the (i) Closing or (ii) termination of this Agreement in accordance with the terms of this Agreement. Except as otherwise specifically provided herein, the Deposit shall be non-refundable to Buyer but shall be credited against the Purchase Price at the Closing. All interest earned on the Deposit shall be paid to the party entitled to the Deposit. If the Closing occurs, the Deposit and all interest accrued thereon will be released to Seller, and Buyer shall receive a credit against the Purchase Price in the amount of the Earnest Money Deposit. If the Closing does not occur by the Closing Date or this Agreement otherwise terminated, the Deposit shall be immediately released to Seller; provided, however, that if the Agreement specifically provides that the Deposit shall be released to Buyer in connection with such termination, Escrow Agent shall not release the Deposit to Buyer until Escrow Agent has given Seller three (3) Business Days to dispute, or consent to, the release of the Deposit. Buyer represents that its tax identification number, for purposes of reporting the interest earnings, is 82-4464262. The Deposit shall be deposited by Escrow Agent in an interest bearing money market account at First American Trust. A Form W-9 must be completed and executed by either Seller or Buyer, as the case may be, 38 concurrently with the execution of this Agreement. The failure to submit to Escrow Agent an executed, completed Form W-9 shall stay Escrow Agent’s obligation to deposit the escrow in an interest bearing account until such time that said form has been provided to Escrow Agent. The party providing the Form W-9 shall receive a 1099 for the interest on the Deposit regardless of which party actually receives the interest on the Deposit. Seller and Buyer agree that the Escrow Agent shall not be responsible for any penalties, loss of principal or interest, or the consequences of a delay in withdrawal of the Deposit and interest accrued thereon, if any, which may be imposed as a result of the making or the redeeming of the above investment, as the case may be, pursuant to this Agreement. Seller and Buyer also agree that Escrow Agent shall not be liable for any loss or impairment of the Escrow which results from the failure, insolvency or suspension of the financial institution in which the Deposit is deposited. 10.21.2 Release of Escrow Agent. Escrow Agent shall not be liable to any party for any act or omission, except for bad faith, gross negligence or willful misconduct, and the parties agree to indemnify Escrow Agent and hold Escrow Agent harmless from any and all claims, damages, losses or expenses arising in connection herewith. The parties acknowledge that Escrow Agent is acting solely as stakeholder for their mutual convenience. If Escrow Agent receives written notice of a dispute between the parties with respect to the Deposit and the interest earned thereon (“Escrowed Funds”), Escrow Agent shall not be bound to release and deliver the Escrowed Funds to either party but may either (i) continue to hold the Escrowed Funds until otherwise directed in a writing signed by all parties hereto or (ii) deposit the Escrowed Funds with the clerk of any court of competent jurisdiction. Upon such deposit, Escrow Agent will be released from all duties and responsibilities hereunder. Escrow Agent shall have the right to consult with separate counsel of its own choosing (if it deems such consultation advisable) and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel. Escrow Agent shall not be required to defend any legal proceeding which may be instituted against it with respect to the Escrowed Funds, the Property or the subject matter of this Agreement unless requested to do so by Buyer or Seller and is reasonably indemnified against the cost and expense of such defense. Escrow Agent shall not be required to institute legal proceedings of any kind and shall have no responsibility for the genuineness or validity of any document or other item deposited with it or the collectability of any check delivered in connection with this Agreement. Escrow Agent shall be fully protected in acting in accordance with any written instructions given to it hereunder and believed by it to have been signed by the proper parties. Escrow Agent may resign at any time on giving five (5) business days prior written notice to that effect to Seller and Buyer. In such event, a successor Escrow Agent shall be selected by Seller and approved by Buyer, such approval not to be unreasonably withheld or delayed. It being agreed that if such successor Escrow Agent shall fail to be selected or approved by the expiration of such five (5) business day period, then Escrow Agent shall deliver the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state in which the Property is located. Upon making delivery of the Deposit and interest thereon in the manner herein provided, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder. 10.22 Section 1031 Exchange. Seller and Buyer acknowledge that the other party may now or hereafter desire to enter into a nontaxable exchange involving the Property under Section 1031 of the Code and the Treasury Regulations promulgated thereunder. Seller and Buyer shall reasonably cooperate with each other to effect such exchange, provided that the party desiring 39 to effect such exchange will promptly reimburse the other party for reasonable attorneys’ fees incurred by such party to review any documentation related to the exchange. Except for the reimbursement obligation described in the preceding sentence, neither party shall be required to incur any liability or costs in connection with the other party’s exchange, and the Scheduled Closing Date will not be extended to accommodate any exchange. [Signatures appear on following page.] 40

ACCEPTANCE OF ESCROW AGENT Escrow Agent hereby acknowledges and agrees to be governed by Section 10.21 of this Agreement. Escrow Agent shall complete the Effective Date on the first page of this Agreement with the same date as set forth below. First American Title Insurance Company By: Name: Title: Effective Date:

LIST OF EXHIBITS AND SCHEDULES SCHEDULES 1 - Leasing Costs under Existing Leases to Be Borne by Buyer 2(A) - Litigation and Non-Compliance Against Seller 2(B) - Litigation and Non-Compliance Against Buyer 3 - Service Agreements 5(A) - Free Rent Credit 5(B) - Leasing Costs (Including Free Rent) under Existing Leases 5(C) - Capital Projects EXHIBITS “A” - Legal Description “B” - List of Excluded Personal Property “C” - List of Due Diligence Items “D” - Form of Deed “E” - Form of Bill of Sale, Assignment and Assumption “F” - Form of Notice to Tenants “G” - Form of Seller Title Certificate “H” - Lease Exhibit “I” - Lease Defaults “J” - Form of Tenant Estoppel Certificate “K” - List of Tenant Security Deposits

SCHEDULE 1 LEASING COSTS UNDER EXISTING LEASES TO BE BORNE BY BUYER HOB Leasing Costs Borne By Buyer Schedule 1 Tenant Abatement Start Date Abatement End Date Amount Borne By Buyer Lawrence E. Boyd, Jr. Tenant Improvements 8/1/2019 10/31/2019 12,539.19 Lawrence E. Boyd, Jr. Leasing Commissions 3,162.24 Lawrence E. Boyd, Jr. Free Rent 6,313.50 Total Free Rent Obligations 22,014.93

SCHEDULE 2(A) LITIGATION AND NON-COMPLIANCE AGAINST SELLER None.

SCHEDULE 2(B) LITIGATION AND NON-COMPLIANCE AGAINST BUYER None.

SCHEDULE 3

SERVICE AGREEMENTS

Park Ten - Service Agreements

Vendor Name	Vendor Type	Contract Sign Date	Contract Start Date	Contract Term	Termination of Contract
ThyssenKrupp Elevator	Vertical Transportation	12/22/2015	1/1/2016	3 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated with 30 day written notice in event of sale, change in management or ownership, default by parties, modernization where contractor is not successful bidder or other reasons.
Merit Service Solutions	Exterior Landscaping	6/24/2019	6/1/2019	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Fire Safe Protection Services, LP	Fire Alarm Test & Inspections		5/16/2019	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Air Performance Service if Houston, LLC	HVAC Inspection and PM	4/8/2016	5/1/2016	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Always in Season, Inc	Interior Landscaping	6/1/2019	6/1/2019	2 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Environmental Coalition Incorporated	Pest Control		8/1/2015	2 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated with 30 day written notice in event of sale, default by parties or other reasons.
Renaissance Metals, Inc DBA Mid America Metal	Metal Maintenance	4/16/2016	6/1/2016	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Renaissance Metals, Inc DBA Mid America Metal	Stone Maintenance	4/26/2018	5/1/2018	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Fikes of Houston, Inc.	Restroom Deodorizers	2/16/2017	3/1/2017	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Royal Services Company, LLC	Parking Lot Sweeping	9/21/2017	1/1/2018	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Mcliff Coffee + Vending	Vending Machines	1/9/2018	1/1/2018	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Promise Total Services, Inc.	Janitorial	8/10/2016	9/1/2016	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.

Willowbrook - Service Agreements

Vendor Name	Vendor Type	Contract Sign Date	Contract Start Date	Contract Term	Termination of Contract
Waste Management	Trash Maintenance	6/26/2015	7/1/2015	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale, default by contractor or at any time by giving 60 day written notice for any other reason.
ThyssenKrupp Elevator	Vertical Transportation	12/22/2015	1/1/2016	3 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated with 30 day written notice in event of sale, change in management or ownership, default by parties, modernization where contractor is not successful bidder or other reasons.
Air Performance Service if Houston, LLC	HVAC Inspection and PM	5/20/2016	6/1/2016	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Silversand Services	Interior Landscaping		6/1/2019	2 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Merit Service Solutions	Exterior Landscaping	6/24/2019	6/1/2019	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Renaissance Metals, Inc DBA Mid America Metal	Metal Maintenance	4/14/2016	6/1/2016	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Fikes of Houston, Inc.	Restroom Deodorizers	2/16/2017	3/1/2017	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Royal Services Company, LLC	Parking Lot Sweeping	9/21/2017	1/1/2018	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Triple D Uniform Rental, Inc.	Uniform Rental	6/9/2016	6/22/2016	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Mcliff Coffee + Vending	Vending Machines	1/9/2018	1/1/2018	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Promise Total Services, Inc.	Janitorial	8/10/2016	9/1/2016	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.

Broadfield - Service Agreements

Vendor Name	Vendor Type	Contract Sign Date	Contract Start Date	Contract Term	Termination of Contract
ThyssenKrupp Elevator	Vertical Transportation	12/22/2015	1/1/2016	3 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated with 30 day written notice in event of sale, change in management or ownership, default by parties, modernization where contractor is not successful bidder or other reasons.
Merit Service Solutions	Exterior Landscaping	6/24/2019	6/1/2019	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Air Performance Service if Houston, LLC	HVAC Inspection and PM	6/13/2019	6/1/2016	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Always in Season, Inc	Interior Landscaping	6/1/2019	6/1/2019	2 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Promise Total Services, Inc.	Janitorial	8/10/2016	9/1/2016	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Renaissance Metals, Inc DBA Mid America Metal	Metal Maintenance	4/14/2016	6/1/2016	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Environmental Coalition Incorporated	Pest Control		8/1/2015	2 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated with 30 day written notice in event of sale, default by parties or other reasons.
Fikes of Houston, Inc.	Restroom Deodorizers	2/16/2017	3/1/2017	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Kastle Systems of Texas, LLC	Security Cameras	10/2/2018	9/18/2019	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Renaissance Metals, Inc DBA Mid America Metal	Stone Maintenance	5/7/2018	5/1/2018	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Royal Services Company, LLC	Parking Lot Sweeping	9/21/2017	1/1/2018	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated immediately upon written notice in event of sale or at any time by giving 30 day written notice.
Nalco Company	Water Treatment	4/9/2015	4/1/2015	1 Year(s)	Continuing on MTM basis unless otherwise terminated. May be terminated with 30 day written notice in event of sale, default by parties or other reasons.

SCHEDULE 5(A) FREE RENT CREDIT Free Rent Obligations Amount Outstanding Tenant Abatement Start Date Abatement End Date As of 8/31/2019 Suchma & Portele, P.C. 12/1/2019 2/28/2020 8,418.87 Liberty Lift 11/26/2019 1/25/2020 41,010.00 Banahan & Martinez 6/1/2019 6/30/2022 1 mo free rent June each year of lease 8,838.38 Nova Pension Consulting 6/1/2019 9/30/2019 2,482.19 Strategy Engineering 8/1/2019 10/31/2019 7,697.33 Total Free Rent Obligations 68,446.77

SCHEDULE 5(B)

LEASING COSTS (INCLUDING FREE RENT) UNDER EXISTING LEASES

Free Rent Obligations

Tenant	Abatement Start Date	Abatement End Date		Amount Outstanding As of 8/31/2019
Suchma & Portele, P.C.	12/1/2019	2/28/2020		8,418.87
Liberty Lift	11/26/2019	1/25/2020		41,010.00
Banahan & Martinez	6/1/2019	6/30/2022	*1 mo free rent June each year of lease*	8,838.38
Nova Pension Consulting	6/1/2019	9/30/2019		2,482.19
Strategy Engineering	8/1/2019	10/31/2019		7,697.33
Total Free Rent Obligations				**68,446.77**

Tenant Improvements

Tenant	Contractor Name	Total Amount ($)	Spent-to-Date ($)	Amount Outstanding As of 8/2/19
Suchma & Portele Renewal		14,330.00	-	14,330.00
The Accurate Group of Tx		56,600.00	53,589.44	3,010.56
Strategy Engineering Expansion (Suite 420)	Cannon Enterprises	46,440.00	-	46,440.00
Strategy Engineering (Suite 410/500)	Cannon Enterprises	38,811.61	-	38,811.61
Banahan & Martinez (Suite 105)	Comm'l Tenant Const	58,299.15	48,006.34	10,292.81
Total Tenant Improvements		**214,480.76**	**101,595.78**	**112,884.98**

Leasing Commissions

Tenant	Total Amount ($)	Spent-to-Date ($)	Amount Outstanding As of 8/2/19
Advanced IT	10,328.00	-	10,328.00
Mona Mossad	573.12	-	573.12
Dagley Insurance Renewal (Suite 200)	1,236.27	-	1,236.27
Strategy Engineering Expansion (Suite 405)	16,399.00	4,337.28	12,061.72
Banahan & Martinez (Suite 105)	7,116.40	3,558.20	3,558.20
Total Leasing Commissions	**35,652.79**	**7,895.48**	**27,757.31**

SCHEDULE 5(C) CAPITAL PROJECTS (IN PROGRESS) Capital Projects Amount Outstanding Project Name Contractor Name Total Amount ($) Spent-to-Date ($) As of 8/2/19 Monument Sign Upgrade 16,670.00 - 16,670.00 3rd Floor Corridor 4,137.42 877.10 3,260.32 Total Capital Projects 20,807.42 877.10 19,930.32

EXHIBIT “A” LEGAL DESCRIPTION TRACT I: PARCEL A: BEING 2.7017 ACRES OF LAND, MORE OR LESS, IN THE DAVID MIDDLETON SURVEY, ABSTRACT NO. 535, HARRIS COUNTY, TEXAS AND BEING A PORTION OF RESTRICTED RESERVE "B" OF PARK 10, SECTION SIX AS SHOWN ON PLAT RECORDED IN VOLUME 297, PAGE 91, OF THE HARRIS COUNTY MAP RECORDS, SAID 2.7017 ACRE TRACT IS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 5/8 INCH IRON ROD FOUND IN THE EAST LINE OF BROADFIELD BOULEVARD, 100.00 FEET WIDE, AND AT THE SOUTHWEST CORNER OF SAID RESERVE "B" AND AT THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE 148.69 FEET IN A NORTHWESTERLY DIRECTION, ALONG THE EASTERLY LINE OF BROADFIELD BOULEVARD AND ALONG THE WESTERLY LINE OF SAID RESERVE "B" FOLLOWING THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 1350.00 FEET, A CENTRAL ANGLE OF 06° 18' 38", AND A CHORD WHICH BEARS NORTH 18° 30' 18" WEST, 148.61 FEET TO A 5/8 INCH IRON ROD FOUND AT A POINT OF TANGENCY OF SAID CURVE; THENCE NORTH 21° 39' 37" WEST, 139.47 FEET CONTINUING ALONG THE EASTERLY LINE OF BROADFIELD BOULEVARD AND THE WESTERLY LINE OF SAID RESERVE "B" TO A 5/8 INCH IRON ROD FOUND FOR THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE NORTH 88° 35' 29" EAST, 260.60 FEET TO A 5/8 INCH IRON ROD FOUND FOR CORNER; THENCE SOUTH 01° 24' 31" EAST, 6.70 FEET TO A 5/8 INCH IRON ROD FOUND FOR CORNER; THENCE NORTH 88° 35' 29" EAST, 225.00 FEET TO A 5/8 INCH IRON ROD FOUND FOR THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE SOUTH 01° 24' 31" EAST, 266.19 FEET TO A 5/8 INCH IRON ROD FOUND IN THE SOUTH LINE OF SAID RESERVE "B" AT THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE SOUTH 88° 35' 29" WEST, 393.64 FEET ALONG THE SOUTH LINE OF SAID RESERVE "B" TO THE PLACE OF BEGINNING AND CONTAINING 117,688 SQUARE FEET OR 2.7017 ACRES OF LAND, MORE OR LESS.

PARCEL B: ALL THAT CERTAIN 2.613 ACRES OF LAND, MORE OR LESS, OUT OF THE 3.60000 ACRE TRACT DESCRIBED IN THE SUBSTITUTE TRUSTEE'S DEED TO COLLECTING BANK, N.A., RECORDED UNDER FILE NO. L648494, IN THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS, OUT OF RESTRICTED RESERVE "B", PARK 10, SECTION 6, ACCORDING TO THE PLAT THEREOF RECORDED UNDER VOLUME 297, PAGE 91, IN THE MAP RECORDS OF HARRIS COUNTY, TEXAS, IN THE DAVID MIDDLETON SURVEY, A-535, HARRIS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE TEXAS STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE) BEGINNING AT A 5/8 INCH IRON ROD FOUND FOR THE SOUTH CORNER OF THE SOUTHEAST RIGHT-OF-WAY CUTBACK LINE AT THE INTERSECTION OF PARK ROW (100 FOOT R.O.W.) AND BROADFIELD BOULEVARD (100 FOOT R.O.W.), COMMON TO THE MOST WESTERLY NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE N 23° 22' 36" EAST - 14.13 FEET ALONG SAID SOUTHEAST RIGHT OF WAY CUTBACK LINE TO A 5/8 INCH IRON ROD FOUND FOR THE NORTH CORNER OF SAID CUTBACK IN THE SOUTH RIGHT-OF-WAY LINE OF SAID PARK ROW, COMMON TO A POINT ON A CURVE TO THE RIGHT, HAVING A CENTRAL ANGLE OF 19° 59' 49", A RADIUS OF 765.00 FEET AND FROM WHICH POINT THE CENTER OF THE CIRCLE OF SAID CURVE BEARS SOUTH 21° 17' 37" EAST; THENCE ALONG SAID CURVE TO THE RIGHT, ALONG SAID SOUTH RIGHT-OF-WAY LINE, IN AN EASTERLY DIRECTION, AN ARC DISTANCE OF 267.00 FEET TO A 5/8 INCH IRON ROD FOUND FOR THE END OF CURVE; THENCE NORTH 88° 42' 26" EAST - 278.54 FEET, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY LINE, TO A 5/8 INCH IRON ROD SET FOR THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE SOUTH 1° 24' 31" EAST - 228.72 FEET TO A 5/8 INCH IRON ROD FOUND FOR THE NORTHEAST CORNER OF THE 2.7017 ACRE TRACT OF LAND DESCRIBED IN THE SUBSTITUTE TRUSTEE'S DEED TO NEW ENGLAND LIFE INSURANCE COMPANY, RECORDED UNDER COUNTY CLERK'S FILE NO. L648278, IN THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS, COMMON TO THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE SOUTH 88° 35' 29" WEST - 225.00 FEET, ALONG THE NORTH LINE OF SAID 2.7017 ACRES, TO A 5/8 INCH ROD FOUND FOR AN ANGLE CORNER OF THE HEREIN DESCRIBED TRACT; THENCE NORTH 1° 24' 31" WEST - 6.70 FEET TO A 5/8 INCH IRON ROD FOUND FOR AN ANGLE CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 88° 35' 29" WEST - 260.60 FEET, CONTINUING ALONG THE NORTH LINE OF SAID 2.7017 ACRES, TO A 5/8 INCH IRON ROD FOUND FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT, IN THE EAST RIGHT-OF-WAY LINE OF AFORESAID BROADFIELD BOULEVARD; THENCE NORTH 21° 39' 37" WEST - 174.96 FEET ALONG SAID EAST RIGHT-OF-WAY LINE TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT AND CONTAINING 2.613 ACRES OF LAND, MORE OR LESS.

PARCEL I: ALL OF THAT CERTAIN 4.014 ACRES OF LAND SITUATED IN THE G.W. CHILDRESS SURVEY, ABSTRACT NO. 217, HARRIS COUNTY, CITY OF HOUSTON, TEXAS, BEING A PART OF AND OUT OF RESERVE "A", BLOCK 1, OF WILLOWBROOK MALL, A SUBDIVISION OF RECORD UNDER VOLUME 321, PAGE 17 OF THE HARRIS COUNTY MAP RECORDS AND BEING ALL OF THAT CERTAIN CALLED 3.021 ACRE TRACT OF LAND AS CONVEYED TO STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA, AS DESCRIBED UNDER HARRIS COUNTY CLERK'S FILE NUMBER K900611, DATED DECEMBER 31, 1986 AND BEING PART OF THAT CERTAIN CALLED 1.000 ACRE TRACT OF LAND AS CONVEYED TO WILLOWBROOK NATIONAL BANK, AS DESCRIBED UNDER HARRIS COUNTY CLERK'S FILE NUMBER H090180 DATED AUGUST 7, 1982. SAID 4.014 ACRE TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE SOUTHERLY RIGHT OF WAY LINE OF F.M.1960 (BASED ON 100 FOOT WIDTH) WITH THE WESTERLY LINE OF ROCK ISLAND R.R. CO. RIGHT OF WAY (BASED ON 100 FOOT WIDTH); THENCE, SOUTH 63 DEGREES 44 MINUTES 23 SECONDS WEST, WITH THE SOUTHERLY RIGHT OF WAY LINE OF SAID F.M. 1960, A DISTANCE OF 385.10 FEET TO A "X" SET IN CONCRETE FOUND IN THE FACE OF CURB AND FOR THE TRUE POINT OF BEGINNING, SAID "X" IN CONCRETE ALSO BEING IN A CURVE TO THE RIGHT FROM WHICH THE CENTER OF CURVATURE BEARS SOUTH 04 DEGREES 44 MINUTES 33 SECONDS WEST, 49.00 FEET; THENCE, IN A SOUTHEASTERLY DIRECTION, CURVING TO THE RIGHT, HAVING A CENTRAL ANGLE OF 58 DEGREES 59 MINUTES 50 SECONDS, A RADIUS OF 49.00 FEET, AN ARC LENGTH OF 50.48 FEET TO A ONE INCH GALVANIZED IRON PIPE FOUND FOR THE POINT OF TANGENCY; THENCE, SOUTH 26 DEGREES 15 MINUTES 37 SECONDS EAST, A DISTANCE OF 168.67 FEET TO A PK NAIL SET FOR THE POINT OF CURVATURE; THENCE, IN A SOUTHWESTERLY DIRECTION ALONG A CURVE TO THE RIGHT, HAVING A CENTRAL ANGLE OF 33 DEGREES 44 MINUTES 50 SECONDS, A RADIUS OF 371.50 FEET, AN ARC LENGTH OF 218.81 FEET TO A ¾ INCH IRON PIPE FOUND FOR THE POINT OF TANGENCY; THENCE, SOUTH 07 DEGREES 29 MINUTES 13 SECONDS WEST, A DISTANCE OF 35.31 FEET TO A ¾ INCH IRON PIPE FOUND FOR THE POINT OF CURVATURE;

THENCE, IN A SOUTHWESTERLY DIRECTION ALONG A CURVE TO THE RIGHTS, HAVING A CENTRAL ANGLE OF 83 DEGREES 56 MINUTES 44 SECONDS, A RADIUS OF 39.00 FEET, AN ARC LENGTH OF 57.14 FEET TO A ¾ INCH IRON PIPE FOUND FOR THE POINT OF REVERSE CURVE FROM WHICH THE CENTER OF CURVATURE BEARS SOUTH, 01 DEGREES 25 MINUTES 56 SECONDS WEST, 601.00 FEET; THENCE, IN A SOUTHWESTERLY DIRECTION ALONG SAID CURVE TO THE LEFT, HAVING A CENTRAL ANGLE OF 08 DEGREES 56 MINUTES 31 SECONDS, A RADIUS OF 601.00 FEET, AN ARC LENGTH OF 93.80 FEET TO AN "X" FOUND IN CONCRETE FOR A POINT FOR CORNER; THENCE, SOUTH 82 DEGREES 29 MINUTES 27 SECONDS WEST, FOR A DISTANCE OF 160.00 FEET TO A ¾ INCH IRON PIPE FOUND FOR A POINT OF CURVATURE; THENCE, IN A SOUTHWESTERLY DIRECTION ALONG SAID CURVE TO THE LEFT, HAVING A CENTRAL ANGLE OF 04 DEGREES 49 MINUTES 05 SECONDS, A RADIUS OF 801.00 FEET, AN ARC LENGTH OF 67.36 FEET TO A ¾ INCH IRON PIPE FOUND TO A POINT FOR CORNER; THENCE, NORTH 26 DEGREES 15 MINUTES 37 SECONDS WEST, A DISTANCE OF 351.95 FEET TO A ¾ INCH IRON PIPE FOUND FOR CORNER IN THE SOUTHERLY RIGHT OF WAY LINE OF SAID F.M. 1960; THENCE, NORTH 63 DEGREES 44 MINUTES 23 SECONDS EAST, WITH THE SOUTHERLY LINE OF SAID F.M. 1960, A DISTANCE OF 411.24 FEET TO THE POINT OF BEGINNING AND CONTAINING 4.014 ACRES OF LAND. PARCEL II: NON-EXCLUSIVE EASEMENT ESTATE GRANTED UNDER THAT CERTAIN CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT RECORDED UNDER FILE NO. G671633 IN THE OFFICIAL REAL PROPERTYRECORDS OF HARRIS COUNTY, TEXAS.

BEING A TRACT OR PARCEL CONTAINING 3.200 ACRES (139,392 SQUARE FEET), MORE OR LESS, OF LAND SITUATED IN THE DAVID MIDDLETON SURVEY, ABSTRACT NUMBER 535, HARRIS COUNTY, TEXAS; BEING OUT OF AND A PART OF UNRESTRICTED RESERVE "B", PARK TEN PLACE, SECTION 1, A SUBDIVISION OF RECORD IN VOLUME 284, PAGE 50, HARRIS COUNTY MAP RECORDS AND BEING THAT SAME 3.200 ACRE TRACT CONVEYED TO PARK TEN NO. 1, LTD., A TEXAS LIMITED PARTNERSHIP, OF RECORD UNDER HARRIS COUNTY CLERK’S FILE NUMBER J839227; SAID 3.200 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHWEST CORNER OF SAID UNRESTRICTED RESERVE "B", IN THE EAST LINE OF A CALLED 2.1042 ACRE TRACT, CONVEYED TO PARK TEN MUNICIPAL UTILITY DISTRICT, OF RECORD UNDER H.C.C.F. NUMBER E118212 AND BEING THE SOUTHWEST CORNER OF A CALLED 5.1053 ACRE TRACT CONVEYED TO DRESSER INDUSTRIES, INC., A DELAWARE CORPORATION OF RECORD UNDER H.C.C.F. NUMBER J907711 AND BEING THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT, FROM WHICH A 5/8 INCH IRON ROD FOUND BEARS NORTH 83° 26’ 18" EAST, 0.9 FEET; THENCE NORTH 88° 50’ 48" EAST, ALONG THE SOUTH LINE OF SAID 5.1053 ACRE TRACT AND THE NORTH LINE OF SAID UNRESTRICTED RESERVE "B", A DISTANCE OF 390.00 FEET TO A POINT OF MARKING THE NORTHWEST CORNER OF A CALLED 3.183 ACRE TRACT CONVEYED TO 16360 PARK TEN L.P., A TEXAS LIMITED PARTNERSHIP OF RECORD UNDER H.C.C.F. NUMBER R222862 AND MARKING THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT, FROM WHICH A 5/8 INCH IRON ROD FOUND BEARS NORTH 10° 49’ 46" WEST, 0.65 FEET; THENCE SOUTH 01° 17’ 48" EAST, ALONG THE WEST LINE OF SAID 3.183 ACRE TRACT, A DISTANCE OF 304.20 FEET TO A 5/8 INCH IRON ROD FOUND IN THE NORTH R.O.W. LINE OF PARK TEN PLACE AND THE ARC OF A CURVE TO THE LEFT, MARKING THE SOUTHWEST CORNER OF SAID 3.183 ACRE TRACT AND THE EASTERLY MOST SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT, FROM WHICH A 5/8 INCH IRON ROD FOUND BEARS SOUTH 15° 20’ 46" WEST, 1.20 FEET AND ANOTHER 5/8 INCH IRON ROD FOUND BEARS SOUTH 24° 21’ 26" WEST, 1.4 FEET; THENCE 183.55 FEET ALONG THE ARC OF SAID CURVE TO THE LEFT, HAVING A RADIUS OF 75.00 FEET A CENTRAL ANGLE OF 140° 13’ 06" AND A CHORD WHICH BEARS SOUTH 55° 14’ 26" WEST, 141.05 FEET TO A 5/8 INCH IRON ROD SET MARKING THE NORTHEAST CORNER OF A CALLED 4.297 ACRE TRACT, CONVEYED TO WELLBROOK INCORPORATED N.V., A NETHERLAND ANTILLES CORPORATION OF RECORD UNDER H.C.C.F. NUMBER J054931 AND MARKING THE

MOST SOUTHERLY SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT FROM WHICH A ½ INCH IRON ROD FOUND BEARS NORTH 14° 22’ 18" WEST, 2.94 FEET; THENCE SOUTH 88° 50’ 48" WEST, ALONG THE NORTH LINE OF SAID 4.297 ACRE TRACT, A DISTANCE OF 272.24 FEET TO A 5/8 INCH IRON ROD FOUND IN THE AFOREMENTIONED EAST LINE OF THE 2.1042 ACRE TRACT AND MARKING THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE NORTH 01° 18’ 35" WEST, ALONG SAID EAST LINE, A DISTANCE OF 382.27 FEET TO THE POINT OF BEGINNING AND CONTAINING 3.200 ACRE (139,392 SQUARE FEET) OF LAND, MORE OR LESS.

EXHIBIT “B” LIST OF EXCLUDED PERSONAL PROPERTY None.

EXHIBIT “C” LIST OF DUE DILIGENCE ITEMS Seller shall deliver the following to Buyer through a secure website or make available at the property to the extent such items are in Seller’s possession and control: 1. Copies of all Leases, including any and all modifications or amendments thereto. 2. A certified rent roll for the Property for the month in which this Agreement is executed, or if not yet available, the most recently available month, in the form customarily prepared for Seller by the current manager of the Property, and copies of monthly rent rolls for the current year. 3. Copies of all vendor and service contracts to which Seller is a party that are currently in effect with respect to the Property, including, but not limited to, all agreements for the provision of janitorial, maintenance, trash removal, landscaping and security services, to the extent in Seller’s possession. 4. Copies of all leasing commission agreements with respect to the Property to which Seller is a party. 5. Operating statements for the Property for the previous three (3) years and year-to-date (or the period of Seller’s ownership of the Property or whatever is in Seller’s possession, if either less) in the format customarily prepared for Seller by the current manager of the Property and, to the extent not covered in the Operating Statements, CAM reconciliations/estimates for the previous three (3) years, and a year-to-date expense general ledger in the format customarily prepared for Seller by the current manager of the Property. 6. An inventory of the Personal Property, if any, to be conveyed to Purchaser at Closing. 7. Copies of the ad valorem and personal property tax statements covering the Property for the current tax year (if available) and for the previous two (2) years (or the period of Seller’s ownership of the Property, if less). 8. All Governmental licenses and permits issued to Seller with respect to the Property to the extent in Seller’s possession, including specifically, without limitation, building permits, certificates of occupancy, and special or conditional use permits in Seller’s possession. 9. Plans and specifications for the Improvements, to the extent in Seller’s possession, including working CAD files and current as-builts. 10. Copies of all guaranties and warranties covering the Property, to the extent in Seller’s possession. 11. A schedule of all tenant deposits (security or otherwise), which schedule may be a part of the rent roll.

12. Existing land title survey for the real property. 13. A copy of Seller’s standard lease form in PDF format. 14. A schedule of all insurance claims over the previous three (3) years that relate to the real property. 15. A historical occupancy report by year for the last two (2) years. 16. A schedule of historical capital expenditures on the real property during the previous three (3) calendar years, and year-to-date. 17. An aging report detailing current payment delinquencies of any tenants. 18. A description of all threatened and pending litigation that affects the real property. 19. Billing information for tenant expense reimbursements (common area maintenance, taxes, insurance, etc.) for the previous two (2) years and the current year. 20. A general ledger for the previous two (2) years and year-to-date. 21. Copies of all utility accounts which will be transferred to Purchaser at closing. 22. A copy of the operating expense budget for the year following Closing. 23. Documentation reflecting expenses incurred in connection repair and maintenance projects performed in the prior two (2) years where the expenses exceeded $20,000. 24. Copies of any documents regarding any roof, foundation and pest control (including termite) work performed on the Improvements and the bonds and for warranties of said work, if any. 25. Copies of all orders of any governmental agencies respecting any claimed violation of any federal, state or local law, ordinance, rule, regulation, requirement or order affecting the Property, including any notices received regarding the Property. 26. List of Tenant Improvement allowances owed to tenants and expiration dates. 27. All REA and CC&R’s that may affect the property. 28. Zoning Information Report, including all information obtained regarding zoning of the property, other governmental regulations and all documents relating to the land use permits and entitlements with respect to the property. In addition to the above documents, on two (2) business days advance notice from Purchaser, Seller shall, to the extent in Seller’s possession or under the control of Seller, provide access to all of Seller’s books and records relating exclusively to the Property, including tenant lease correspondence and files (but excluding any privileged information, appraisals and information relating to Seller itself), to be inspected by the Purchaser at the offices of the Seller’s property manager during regular business hours.

Audit List of Due Diligence Items Seller shall deliver the following to Buyer through a secure website or make available at the property to the extent such items are in Seller’s possession and control: 1. General Ledger detail in Excel format for the previous year and year-to-date. 2. Rent Rolls in Excel format for the previous year and current, supporting total rent revenue during both years. 3. Income Statement for the previous year and year-to-date. 4. Previous year invoices: Auditor will choose examples from GL statement provided, and the invoices will be required.

EXHIBIT “D” [FORM OF DEED] Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: Your Social Security Number or your Driver's License Number. SPECIAL WARRANTY DEED STATE OF TEXAS § § KNOW ALL MEN BY THESE PRESENTS: COUNTY OF __________ § THAT [______________], a [_______________] ("Grantor"), for and in consideration of the sum of Ten and No/100 Dollars cash and other good and valuable consideration paid in hand, the receipt and sufficiency of which is hereby acknowledged, by [____________], a [__________] (the "Grantee"), whose address is ___________________, HAS GRANTED, BARGAINED, SOLD and CONVEYED its interest, and by these presents DOES GRANT, BARGAIN, SELL and CONVEY its interest unto Grantee all of its interest in that certain land situated in [____________] County, Texas, and described on Exhibit A which is attached hereto and incorporated herein by reference for all purposes, together with all of Grantor's right, title and interest in and to all easements, appurtenances thereof or in anywise appertaining thereto, all development rights, mineral rights, utility capacity, air rights, wind rights, water, water rights, riparian rights, and water stock relating to the land, and all of Grantor's right, title and interest in and to all buildings, structures, fixtures and improvements located thereon (said land, real property, rights, improvements and appurtenances being herein together referred to as the "Property"). This conveyance and the warranties of title herein are expressly made subject to the liens, encumbrances, easements and other exceptions set forth on Exhibit B attached hereto and incorporated herein by this reference for all purposes to the extent the same are valid and subsisting and affect the Property. GRANTEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE SPECIFICALLY STATED IN THIS CONVEYANCE, GRANTOR SPECIFICALLY DISCLAIMS ANY REPRESENTATION, WARRANTY (OTHER THAN WARRANTIES OF TITLE AS EXPRESSLY PROVIDED AND LIMITED HEREIN), PROMISE, AGREEMENT OR GUARANTY OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN CONCERNING OR WITH RESPECT TO: (a) THE VALUE, QUALITY OR CONDITION OF THE PROPERTY; (b) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON; (c) THE COMPLIANCE OF THE PROPERTY WITH ANY APPLICABLE LAWS OR RESTRICTIVE COVENANTS; (d) THE HABITABILITY, SUITABILITY, MERCHANTABILITY, MARKETABILITY OR FITNESS FOR PARTICULAR PURPOSE OF THE PROPERTY; (e) THE MANNER OR QUALITY OF THE

CONSTRUCTION OR MATERIALS INCORPORATED INTO THE PROPERTY; (f) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY; OR (g) ANY OTHER MATTER OF ANY KIND WITH RESPECT TO THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" AND "WITH ALL FAULTS" CONDITION AND BASIS WITH ALL FAULTS AND DEFECTS. TO HAVE AND TO HOLD the property unto Grantee, and Grantee's successors and assigns forever, and Grantor does hereby bind Grantor, and Grantor's successors and assigns, to WARRANT and FOREVER DEFEND, all and singular the Property unto Grantee and Grantee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, but subject, however, as aforesaid. Ad valorem taxes have been paid through the year 20____ and have been prorated and assumed by Grantee. (Signatures on next page)

EXECUTED effective as of this ______ day of _________________, ______.

GRANTOR:

By:_____________________________
Its:_____________________________

STATE OF ____________ §
§
COUNTY OF __________ §

This instrument was acknowledged before me on the _____ day of_______________, 20__, by ____, _________________ of __________________________, as the act and deed of said [_________________].

{Seal}

____
Notary Public
State of [_________________]

EXHIBIT A (TO FORM OF DEED) Legal Description [TO FOLLOW]

EXHIBIT B (TO FORM OF DEED) Permitted Exceptions [TO FOLLOW]

EXHIBIT “E” [FORM OF] BILL OF SALE, ASSIGNMENT AND ASSUMPTION FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, Houston Portfolio, LLC, a Delaware limited liability company (“Seller”), hereby sells, transfers, assigns and conveys to Hartman vREIT XXI Operating Partnership LP, a Texas limited partnership (“Buyer”), with respect to the “Property” (as hereinafter defined), the following: 1. Personal Property. All right, title and interest of Seller in and to the “Personal Property” (as hereinafter defined). 2. Leases. All right, title and interest of Seller in and to the “Leases” (as hereinafter defined). 3. Service Agreements. All right, title and interest of Seller in and to the “Service Agreements” (as hereinafter defined). 4. Other Intangible Property. All right, title and interest of Seller, to the extent assignable, in and to any other “Intangible Property” (as hereinafter defined). This Bill of Sale, Assignment and Assumption is given pursuant to that certain agreement (the “Purchase Agreement”) dated as of _____ ____, 2019, among Seller, Houston Portfolio, LLC, a Delaware limited liability company, and Hartman vREIT XXI Operating Partnership LP, a Texas limited partnership, providing for, among other matters, the sale of the Property. The covenants, agreements, and limitations (including, but not limited to, the limitations and disclaimers provided in Sections 7.3, 7.4, 8 and 10.2 of the Purchase Agreement) provided in the Purchase Agreement with respect to the property conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full. Buyer hereby accepts the foregoing assignment and agrees to assume and discharge, in accordance with the terms thereof, (1) all of the obligations of Seller under the Leases and Service Agreements, to the extent the same arise on or after the date hereof, (2) the obligation to pay all unpaid payments that are credited to Buyer under the proration provisions of the Purchase Agreement (including all prepaid rentals, tenants’ cash security deposits and any Reimbursable Tenant Expenses relating to any period prior to the Closing Date that are credited to Buyer), and (3) the Leasing Costs relating to the Property that are Buyer’s responsibility under the Purchase Agreement. This Bill of Sale, Assignment and Assumption shall inure to the benefit of and shall be binding upon Seller and Buyer, and their respective successors and assigns. Such property is conveyed “as is” without warranty or representation. As used herein, the “Closing Date”, “Intangible Property”, “Leases”, “Leasing Costs”, “Personal Property”, “Property”, “Reimbursable Tenant Expenses”, and “Service Agreements” shall have the respective meanings set forth for the same in the Purchase Agreement.

This Bill of Sale, Assignment and Assumption may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. DATED: As of __________, 2019 SELLER: Houston Portfolio, LLC, a Delaware limited liability company By: Name: Title: BUYER: HARTMAN VREIT XXI OPERATING PARTNERSHIP LP, a Texas limited partnership by its general partner, Hartman vREIT XXI, Inc. a Maryland corporation By: Name: Title:

EXHIBIT “F” [FORM OF] NOTICE TO TENANTS ______________, 2019 VIA CERTIFIED MAIL RETURN RECEIPT REQUESTED To: All Tenants Re: [______________________], __________________ Ladies and Gentlemen: Please be advised that, effective as of the date hereof, Houston Portfolio, LLC (“Seller”), sold its interest in the referenced building and assigned its interest in your lease at such building (the “Lease”) to ______________________, a __________________ (“Buyer”). Consequently, Buyer is now your landlord and the security deposit, if any, under the Lease has been transferred to and received by Buyer. Buyer is now responsible to account to you under the Lease and at law for the security deposit transferred by Seller. All future notices and other communication to the landlord under the Lease should be delivered to Buyer at the following address: _________________________ _________________________ _________________________ _________________________ With a copy to: _________________________ _________________________ _________________________

All future rents and payments to be made by you under the Lease are to be made pursuant to separate rent payment instructions that will be delivered to you under separate cover by Buyer. Thank you for your cooperation. Very truly yours, Houston Portfolio, LLC, a Delaware limited liability company By: Name: Title:

EXHIBIT “G” [FORM OF] SELLER TITLE CERTIFICATE Title Affidavit & Indemnity dated as of _________, 2019 Certifications: This Certificate as to Title is given with reference to that certain preliminary title report or title commitment dated as of __________, 20___ under Order No. ________ (such report or commitment being referred to herein as the “Commitment”), and issued by First American Title Insurance Company (“Title Insurer”). The undersigned certifies the following to Title Insurer as to the above-referenced premises (the “Premises”): Mechanics Liens: A. All labor, services or materials rendered or furnished in connection with the Premises or with the construction or repair of any building or improvements on the Premises contracted for or requested by the Owner, within the last [insert statutory lien period] days, have been completed and paid for in full; and B. To the actual knowledge of the undersigned, with duty of inquiry and investigation, all other labor, services or materials rendered or furnished in connection with the Premises or with the construction or repair of any building or improvements within the last [insert statutory lien period] days on the Premises have been completed and paid for in full. Tenants/Parties in Possession: Except as shown in the Commitment (with respect to tenancies of record), including matters disclosed in the underlying exceptions of record referenced therein, there are no tenants or other parties who are in possession or have the right to be in possession of said Premises, other than those tenants identified on the lease chart annexed hereto (and any subtenants thereunder), which tenants have rights as tenants only and do not have an option to purchase all or part of the Premises or right of first refusal affecting all or part of the Premises. Options To Purchase or Rights of First Refusal: But for the instant transaction, the undersigned has not entered into any unrecorded sale contracts, deeds, mortgages, or purchase options or rights of first refusal affecting the Premises or improvements thereon, which are presently in effect and will survive the transfer of the Premises in connection with the instant transaction, except as set forth in the Commitment.

Covenants & Restrictions: To the actual knowledge of the undersigned, (a) the Owner has received no written notice of past or present violations of any effective covenants, conditions or restrictions set forth in the Commitment (the “CC&Rs”) which remain uncured, and (b) any charge or assessment provided for in any of the CC&Rs has been or will be duly paid. Bankruptcy: No proceedings in bankruptcy or receivership have been instituted by or against the Owner (or its constituent entities) which are now pending, nor has the Owner (or its constituent entities) made any assignment for the benefit of creditors which is in effect as to said Premises. Exceptions to any of the foregoing: [List any exceptions] _______________________________ Judgment: That there is not any action or proceeding now pending in any State or Federal Court in the United States, to which the Owner is a party; nor is there any State or Federal Court judgment, State or Federal Tax Lien, or any other State or Federal lien of any kind or nature against the Owner, which could constitute a lien or charge upon the Premises. Gap Indemnification: Between the date hereof and the date of recording of the insured conveyance but in no event later than ten (10) business days from the date of Title Insurer’s receipt of the insured conveyance in final form (hereinafter, the “Gap Period”), the Owner has not taken or allowed and will not voluntarily take or allow any action to encumber the Premises in the Gap Period. The Owner agrees to indemnity the Title Insurer from any loss arising from the breach of the representations or covenants contained in the foregoing sentence. Further Assurances: The Owner hereby undertakes and agrees to fully cooperate with Title Insurer in correcting any errors in the execution and acknowledgment of the insured conveyance. Counterparts: This document may be executed in counterparts.

Inducement and Indemnification: The Owner provides this document to induce Title Insurer to insure title to said Premises well knowing that it will do so only in complete reliance upon the matters asserted hereinabove and further, will indemnify and hold Title Insurer harmless against any loss or damage sustained as a result of any inaccuracy in the matters asserted hereinabove. Knowledge/Survival: Any statement “to the actual knowledge of the undersigned” (or similar phrase) shall mean actual knowledge [excluding constructive or imputed knowledge] of the below individual signer [“Knowledge Individual”], but such Knowledge Individual shall not have any personal liability in connection herewith. Notwithstanding anything to the contrary herein, (1) any cause of action for a misrepresentation in this document shall survive until twelve (12) months after the date hereof, at which time the provisions hereof (and any cause of action resulting from any misrepresentation not then in litigation) shall terminate. See annexed Title Affidavit & Indemnity signature pages

Signature Page to Title Affidavit & Indemnity Owner: Houston Portfolio, LLC, a Delaware limited liability company By: Name: Title:

Lease Chart see annexed

EXHIBIT “H” LEASE EXHIBIT Willowbrook TENANT NAME Mona Mossad Leases & Amendments Original Lease (12/8/11) 1st Amendment (10/24/14) 2nd Amendment (7/13/16) 3rd Amendment (1/9/18) 4th Amendment (7/16/19) On Target Marketing Leases & Amendments Original Lease (Surrender, Assignment & Assumption) (5/31/19) Advanced IT Concepts Leases & Amendments Original Lease (Surrender, Assignment & Assumption) (5/31/19) Direct Lease (7/16/19) Bryeans & Garcia Leases & Amendments Original Lease (Surrender, Assignment & Assumption) (5/31/19) CHCA Woman's Hospital Leases & Amendments Original Lease (12/12/87) 1st Amendment (12/12/87) 2nd Amendment (9/9/92) 3rd Amendment (1/8/96) 4th Amendment (2/14/97) 5th Amendment (8/4/97) 6th Amendment (3/31/03) 7th Amendment (12/12/05) 8th Amendment (9/9/09) 9th Amendment (7/13/16) Aces Global Leases & Amendments Original Lease (11/22/13) 1st Amendment (2/20/15) 2nd Amendment (4/28/15)

Crescent Bank Leases & Amendments Original Lease (2/5/15) Mcalister Sweet & Assoc Leases & Amendments Original Lease (5/28/12) 1st Amendment (12/19/17) Frederick Williams Leases & Amendments Original Lease (8/12/97) 1st Amendment (8/27/02) 2nd Amendment (12/22/06) 3rd Amendment (1/9/13) 4th Amendment (12/1/15) John Nazar Leases & Amendments Original Lease (11/29/11) 1st Amendment (9/10/12) 2nd Amendment (12/14/17) Decatur Leases & Amendments Original Lease (9/30/16)

Broadfield TENANT NAME St. George's Exploration Leases & Amendments Original Lease (1/31/18) Banahan & Martinez Leases & Amendments Original Lease (2/27/19) First Centerpoint Leases & Amendments Assignment, Assumption & Amendment of Sublease (3.11.19) Whitman Requardt Leases & Amendments Original Lease (1/5/16) 1st Amendment (11/13/18) ACS Engineering Leases & Amendments Original Lease (1/5/16) Richard Squyres Leases & Amendments Original Lease (2/5/16) VIAS Leases & Amendments Original Lease (2/5/16) NOVA Pension Leases & Amendments Original Lease (4/2/19) Hyundai Heavy Industries Leases & Amendments Original Lease (3/3/17) Wison Offshore & Marine Leases & Amendments Original Lease (12/3/15) 1st Amendment (1/27/16) 2nd Amendment (2/2/18) Strategy Engineering Leases & Amendments Original Lease (10/9/17) 1st Amendment (4/2/19) Regus Leases & Amendments Original Lease (12/22/06) 1st Amendment (9/10/07) 2nd Amendment (6/20/13)

Park Ten TENANT NAME Dagley Insurance Leases & Amendments Original Lease (11/8/16) 1st Amendment (5/31/19) Lynx Leases & Amendments Original Lease (11/17/97) 1st Amendment (10/2/02) 2nd Amendment (2/28/07) 3rd Amendment (12/20/12) 4th Amendment (12/1/15) DSL Corporation Leases & Amendments Original Lease (3/1/05) 1st Amendment (2/3/10) 2nd Amendment (11/4/14) New TravelCorp LLC Leases & Amendments Original Lease (1/21/09) 1st Amendment (1/20/12) 2nd Amendment (1/27/15) Sivalls Leases & Amendments Original Lease (1/4/05) 1st Amendment (1/25/05) 2nd Amendment (5/21/08) 3rd Amendment (6/1/11) 4th Amendment (4/1/14) 5th Amendment (5/25/17) West Africa Management Serv Leases & Amendments Original Lease (2013) 1st Amendment (6/28/16) 2nd Amendment (12/20/16) Crown Financial Leases & Amendments Original Lease (8/27/04) 1st Amendment (8/21/08) 2nd Amendment (6/6/12)

TerraSond Leases & Amendments Original Lease (9/28/18) Accurate Group Leases & Amendments Original Lease (10/10/18) Liberty Lift Solutions Leases & Amendments Original Lease (8/28/18) Suchma & Portele Leases & Amendments Original Lease (1/31/18) 1st Amendment (5/3/19) Larry Boyd Leases & Amendments Original Lease (7/9/19)

EXHIBIT “I” LEASE DEFAULTS None.

EXHIBIT “J” FORM OF TENANT ESTOPPEL CERTIFICATE Re: ________________________ Ladies and Gentlemen: The undersigned (“Tenant”) certifies with respect to the lease (the “Lease”) more particularly described in the attached Schedule “A” which is hereby incorporated (the “Schedule”) that: 1. Tenant is the tenant under the Lease; 2. The summary of the terms of the Lease contained in the Schedule is true and correct; 3. Tenant has accepted possession of the premises (the “Premises”) under the Lease; 4. There are no rent abatements or free rent periods now or in the future other than as may be set forth on the Schedule; 5. The Lease is in full force and effect and, except as may be indicated on the Schedule, has not been assigned, modified, supplemented or amended in any way and Tenant has no notice of any assignment, pledge or hypothecation by the landlord (“Landlord”) under the Lease or of the rentals thereunder; 6. The Lease represents the entire agreement between Tenant and Landlord with respect to the Premises; 7. All construction and other obligations of a material nature to be performed by Landlord have been satisfied, except as may be indicated on the Schedule; 8. Any payments by Landlord to Tenant for tenant improvements which are required under the Lease have been made, except as may be indicated on the Schedule; 9. On this date, there are no existing defenses or offsets which Tenant has against the enforcement of the Lease by Landlord, and Tenant has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a default by Tenant, or to the best of Tenant’s knowledge, a default by Landlord, under the Lease; 10. Tenant is not entitled to any offsets, abatements, deductions or otherwise against the rent payable under the Lease from and after the date hereof, except as may be indicated on the Schedule;

11. No rental (including expense reimbursements), other than for the current month, has been paid in advance, except as may be indicated on the Schedule; 12. Tenant has not filed on its behalf, nor to Tenant’s knowledge, has any party initiated against Tenant, proceedings for relief under bankruptcy, insolvency, or other proceedings; 13. Except as set forth in the Lease, Tenant has no purchase, extension, expansion, rights of first offer, rights of first refusal, exclusives, right to lease other premises, or rights to have Landlord perform Tenant’s obligations under leases of other premises; and 14. Tenant has no right to terminate the Lease except as set forth in the Lease. The truth and accuracy of the certifications contained herein may be relied upon by (i) Landlord, (ii) any purchaser of the Property (“Purchaser”), (iii) each lender (“Lender”) of Landlord or Buyer (or any of their respective direct or indirect owners), and its successors, participants, assigns and transferees, (iv) any rating agency or trustee involved in a securitization of one or more loans made by a Lender, and (v) any servicer of any such loan (collectively, the “Reliance Parties”), and said certifications shall be binding upon Tenant and its successors and assigns, and inure to the benefit of the Reliance Parties. Very truly yours, [] By: Name: Title: Date:

SCHEDULE A Summary of Lease Terms 1. Name of Tenant: 2. Lease Date: 3. Amendment Dates, Separate Agreements, if any: 4. Square Footage: 5. Lease Commencement Date: ; Current Lease Expiration: 6. Current Monthly Base Rent: $; paid through: __________ Current Monthly Expense Reimbursement: $; paid through: __________ Other Current Monthly Rent Not Otherwise Identified Above: $; paid through: __________ Current Total Monthly Rent: $ Tenant has the following abatement(s) remaining: 7. Security Deposit: $ 8. Percentage Rent: 9. Assignees/Subtenants: 10. Lease Guarantor(s):

EXHIBIT “K” LIST OF TENANT SECURITY DEPOSITS Willowbrook - Security Deposit Ledger TENANT NAME Mona Mossad Security Deposit $4,490.00 On Target Marketing Security Deposit $5,462.00 Advanced IT Concepts Security Deposit $4,518.50 Bryeans & Garcia Security Deposit $1,271.00 CHCA Woman's Hospital Security Deposit $2,577.00 Aces Global Security Deposit $8,114.58 Crescent Bank Security Deposit $0.00 Mcalister Sweet & Assoc Security Deposit $2,425.50 Frederick Williams Security Deposit $1,430.00 John Nazar Security Deposit $1,438.50 Decatur Security Deposit $3,511.88

Broadfield - Security Deposit Ledger TENANT NAME St. George's Exploration Security Deposit $23,188.00 Banahan & Martinez Security Deposit $0.00 First Centerpoint Security Deposit $20,000.00 Whitman Requardt Security Deposit $2,992.00 ACS Engineering (Argent Consulting Services, Inc.) Security Deposit $4,998.50 Richard Squyres Security Deposit $6,049.88 VIAS Security Deposit $11,700.00 NOVA Pension Security Deposit $10,595.25 Hyundai Heavy Industries Security Deposit $0.00 Wison Offshore & Marine Security Deposit $22,337.50 Strategy Engineering Security Deposit $40,620.75 Regus Security Deposit $52,995.58 Letter of Credit

Park Ten - Security Deposit Ledger TENANT NAME Dagley Insurance Security Deposit $8,120.00 Lynx Security Deposit $0.00 DSL Corporation Security Deposit $4,456.50 New TravelCorp LLC Security Deposit $9,473.88 Sivalls Security Deposit $982.92 West Africa Management Serv Security Deposit $19,334.92 Crown Financial Security Deposit $2,889.13 TerraSond Security Deposit $22,461.26 Accurate Group Security Deposit $4,716.67 Liberty Lift Solutions Security Deposit $22,327.67 Lawrence E. Boyd Jr. Security Deposit $2,287.50 Suchma & Portele Security Deposit $2,746.58 Total Security Deposit $304,463.57

TABLE OF CONTENTS

Page

1.	Certain Defined Terms		1
2.	Purchase and Sale		5
3.	Purchase Price		5
	3.1	Deposit	5
	3.2	Closing Payment	5
	3.3	Assumption of Obligations	5
4.	Conditions Precedent		6
	4.1	Performance by Seller	6
	4.2	Seller's Representations and Warranties	6
	4.3	Performance by Buyer	6
	4.4	Representations and Warranties of Buyer	7
	4.5	Title Matters	7
	4.6	Due Diligence Reviews	9
	4.7	Tenant Estoppel Certificates	12
5.	Closing Procedure		13
	5.1	Escrow	13
	5.2	Closing Deliveries	13
	5.3	Closing Costs	15
	5.4	Prorations	16
6.	Condemnation or Destruction of Property		21
7.	Representations, Warranties and Covenants		21
	7.1	Representations and Warranties of Seller	21

	7.2	Representations and Warranties of Buyer	23
	7.3	Survival	25
	7.4	Knowledge	25
	7.5	Operating Covenants	26
	7.6	SNDAs	27
8.	DISCLAIMER; RELEASE		27
	8.1	DISCLAIMER	27
	8.2	RELEASE	29
	8.3	SURVIVAL	29
	8.4	Scope of Release	29
	8.5	Waivers and Releases	30
	8.6	Buyer Acknowledgments	30
9.	Disposition of Deposit		30
	9.1	Default by Seller	30
	9.2	DEFAULT BY BUYER	30
	9.3	Closing	31
10.	Miscellaneous		31
	10.1	Brokers	31
	10.2	Limitation of Liability	32
	10.3	Schedules and Exhibits; Entire Agreement; Modification	32
	10.4	Time of the Essence	33
	10.5	Interpretation	33
	10.6	Governing Law	33

10.7 Successors and Assigns......................................................................................... 33 10.8 Notices .................................................................................................................. 34 10.9 Third Parties .......................................................................................................... 35 10.10 Legal Costs............................................................................................................ 36 10.11 Further Assurances................................................................................................ 36 10.12 Severability ........................................................................................................... 36 10.13 Press Releases ....................................................................................................... 36 10.14 Anti-Terrorism Law .............................................................................................. 36 10.15 Tax Appeal Proceedings ....................................................................................... 37 10.16 Acceptance of Deeds............................................................................................. 37 10.17 Confidentiality ...................................................................................................... 37 10.18 Counterparts; Delivery .......................................................................................... 38 10.19 Effectiveness ......................................................................................................... 38 10.20 No Recording ........................................................................................................ 38 10.21 Escrow Instructions ............................................................................................... 38 10.22 Section 1031 Exchange ......................................................................................... 39

LIST OF DEFINITIONS Agreement ....................................................................................................................................... 1 Anti-Money Laundering and Anti-Terrorism Laws ..................................................................... 37 Appurtenances................................................................................................................................. 1 Basket Limitation .......................................................................................................................... 32 Bill of Sale, Assignment and Assumption .................................................................................... 14 Business Day ................................................................................................................................. 33 Buyer ............................................................................................................................................... 1 Buyer Assignee ............................................................................................................................. 34 Buyer Leasing Costs ..................................................................................................................... 27 Cap Limitation .............................................................................................................................. 33 Closing .......................................................................................................................................... 14 Closing Date.................................................................................................................................... 1 Closing Document .......................................................................................................................... 1 Closing Payment ............................................................................................................................. 6 Closing Statement ......................................................................................................................... 16 Closing Year ................................................................................................................................. 18 Deed .............................................................................................................................................. 14 Deposit ............................................................................................................................................ 1 Designated Representatives .......................................................................................................... 26 Due Diligence ............................................................................................................................... 10 Due Diligence Materials ................................................................................................................. 1 Due Diligence Period..................................................................................................................... 2 Effective Date ................................................................................................................................. 1 Environmental Laws ....................................................................................................................... 2 ERISA ........................................................................................................................................... 24 Escrow Agent .................................................................................................................................. 5 Escrow Instructions ....................................................................................................................... 14 Escrow Period ................................................................................................................................. 2 Escrowed Funds ............................................................................................................................ 39 Excluded Contracts ....................................................................................................................... 23 Excluded Materials ......................................................................................................................... 2 Executive Order ............................................................................................................................ 37 Existing Lease ................................................................................................................................. 3 Government List ........................................................................................................................... 37 Governmental Entity ....................................................................................................................... 3 Hazardous Materials ....................................................................................................................... 3 Identified Pre-Closing Rent .......................................................................................................... 17 Improvements ................................................................................................................................. 3 Intangible Property.......................................................................................................................... 3 Internal Revenue Code .................................................................................................................... 3 Land ................................................................................................................................................ 3 Landlord .......................................................................................................................................... 1 Laws ................................................................................................................................................ 3 Lease ........................................................................................................................................... 3, 1

Lease Exhibit .................................................................................................................................. 3 Leasing Costs .................................................................................................................................. 4 Lender ............................................................................................................................................. 2 Licensee Parties ............................................................................................................................ 10 Licenses and Permits....................................................................................................................... 4 Liens ................................................................................................................................................ 4 Losses ............................................................................................................................................ 12 National Service Contract ............................................................................................................... 4 New Leases ..................................................................................................................................... 4 Non-Space Leases ......................................................................................................................... 13 OFAC ............................................................................................................................................ 24 Percentage Rent Year .................................................................................................................... 21 Permitted Exceptions ...................................................................................................................... 8 Personal Property ............................................................................................................................ 4 Pre-Closing Tax Collection Remedies .......................................................................................... 17 Preliminary Title Report ................................................................................................................. 7 Premises .......................................................................................................................................... 1 Property ........................................................................................................................................... 4 Purchase Agreement ....................................................................................................................... 1 Purchase Price ................................................................................................................................. 5 Purchaser ......................................................................................................................................... 2 Reimbursable Tenant Expenses .................................................................................................... 18 Reliance Parties ............................................................................................................................... 2 Reserved Company Assets .............................................................................................................. 4 Schedule .......................................................................................................................................... 1 SD Letters of Credit ...................................................................................................................... 17 Security Deposits ............................................................................................................................ 5 Seller ............................................................................................................................................... 1 SELLER RELATED PARTIES ................................................................................................... 29 Seller’s Actual Reimbursable Tenant Expenses ........................................................................... 20 Seller’s Actual Tenant Reimbursements ....................................................................................... 20 Seller’s Reconciliation Statement ................................................................................................. 20 Sellers’ Broker .............................................................................................................................. 32 Service Agreements ...................................................................................................................... 22 Tenant ......................................................................................................................................... 5, 1 Tenant Estoppel Certificates ......................................................................................................... 13 Tenant Notices .............................................................................................................................. 14 Title Company ................................................................................................................................ 5 Uncompleted Capex Contract ....................................................................................................... 19 Vendor Notices ............................................................................................................................. 14